UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.
(Exact name of registrant as specified in charter)
790 North Water Street, Suite 2100
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

     John S. Brandser
Fiduciary Management, Inc.
790 North Water Street
Suite 2100
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 226-4545
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT
September 30, 2023

FMI Common Stock Fund
Investor Class (Ticker Symbol: FMIMX)
Institutional Class (Ticker Symbol: FMIUX)

FMI Large Cap Fund
Investor Class (Ticker Symbol: FMIHX)
Institutional Class (Ticker Symbol: FMIQX)

FMI International Fund
Investor Class (Ticker Symbol: FMIJX)
Institutional Class (Ticker Symbol: FMIYX)

FMI International Fund II – Currency Unhedged
Investor Class (Not Available For Purchase)
Institutional Class (Ticker Symbol: FMIFX)

FMI Funds, Inc.

Advised by Fiduciary Management, Inc.
www.fmifunds.com

FMI Funds, Inc.
TABLE OF CONTENTS

Shareholder Letter	1
FMI Common Stock Fund
Management’s Discussion of Fund Performance	8
Schedule of Investments	11
Industry Sectors	13

FMI Large Cap Fund
Management’s Discussion of Fund Performance	14
Schedule of Investments	18
Industry Sectors	20

FMI International Fund and FMI International Fund II – Currency Unhedged
Management’s Discussion of Fund Performance	21

FMI International Fund
Schedule of Investments	27
Schedule of Forward Currency Contracts	30
Industry Sectors	31

FMI International Fund II – Currency Unhedged
Schedule of Investments	32
Industry Sectors	35

Financial Statements
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	40
Financial Highlights	44
Notes to Financial Statements	51

Report of Independent Registered Public Accounting Firm	63
Expense Example	64
Directors and Officers	66
Liquidity Risk Management Program	68
Disclosure Information	69
Additional Information	72
Tax Notice	72
Notice of Privacy Policy	73
Householding Notice	73

FMI Funds, Inc.
Shareholder Letter
(Unaudited)

September 30, 2023

Dear Fellow Shareholders:

After a strong start to the year, global equity markets gave up some ground in the September quarter. Fortunately, the speculative appetite we saw from investors in the first two quarters started to lose some steam. Value benchmarks began clawing back some relative performance, which was encouraging. Stock valuations are stretched and continue to prove more favorable in the U.S. Small Cap and International arenas. U.S. Large Caps remain exceedingly top-heavy with performance being dominated by a handful of mega-cap companies that trade at significant premiums. Across geographies, cyclical stocks have been outperforming their more defensive counterparts; we are finding incremental opportunities in the latter.

While economic growth in the U.S. has been resilient, both Europe and China have come under mounting pressure. Inflation has been falling but remains elevated. Debt levels and borrowing costs have increased, which combined with higher labor and input costs, have weighed on corporate margins and earnings. Over the long-term, we remain optimistic and are excited to see a more normal interest rate environment. This should bode well for organic growth, stock picking, and value investing. With global value stocks trading near a historically wide discount to growth, the current set-up looks attractive from here. Any reversion to the mean would result in brighter days for those with a value orientation. We’ve got our sunglasses ready.

To that end, each of the FMI Funds gained on their respective primary benchmark in the period. The third quarter performance commentary is outlined below:

FMI Common Stock Fund: Performance

The FMI Common Stock Fund (“Common Stock Fund”) declined 1.91%1, compared to a fall of 5.13% and 2.96% in the Russell 2000 Index (“Russell 2000”) and Russell 2000 Value Index (“Russell 2000 Value”), respectively. Relative to the Russell 2000, sectors that contributed to the performance included Finance, Electronic Technology, and Retail Trade, while Commercial Services, Consumer Durables, and Distribution Services lagged. Not having exposure to Health Technology—which is littered with money-losing bio-technology companies—was also additive in the period. Some top individual performers included BJ’s Wholesale Club Holdings Inc., Zions Bancorporation N.A., and Houlihan Lokey Inc. Cl A, while Interpublic Group of Cos. Inc., LGI Homes Inc., and Fortune Brands Innovations Inc. weighed. Over 40% of the companies in the Russell 2000 and Russell 2000 Value lose money…not an area we typically look to invest. Our business quality focus has been a key to our outperformance in recent years.

FMI Large Cap Fund: Performance

The FMI Large Cap Fund (“Large Cap Fund”) dropped 2.60%2, compared to a decrease of 3.27% and 3.19% in the S&P 500 Index (“S&P 500”) and iShares Russell 1000 Value ETF3,
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[1]	The FMI Common Stock Fund Investor Class (FMIMX) and the FMI Common Stock Fund Institutional Class (FMIUX) had a return of -1.91% and -1.88%, respectively, for the third quarter of 2023.
[2]	The FMI Large Cap Fund Investor Class (FMIHX) and the FMI Large Cap Fund Institutional Class (FMIQX) had a return of -2.60% and -2.54%, respectively, for the third quarter of 2023.
[3]
Source: Bloomberg – returns do not reflect management fees, transaction costs or expenses. Performance is based on market price returns. Beginning 8/10/20, market price returns are calculated using closing price. Prior to 8/10/20, market price returns were calculated using midpoint bid/ask spread at 4:00 PM ET.

respectively. Relative to the S&P 500, our Electronic Technology, Consumer Services, and Finance sector exposures boosted our performance, while Retail Trade, Commercial Services, and Health Technology lagged. Booking Holdings Inc., CDW Corp., and Micron Technology Inc. outperformed, while Dollar General Corp., Dollar Tree Inc., and Omnicom Group Inc. detracted. Year-to-date (YTD), the Large Cap Fund’s performance has fallen squarely between the S&P 500 and iShares Russell 1000 Value ETF. As each day passes, the S&P 500 looks progressively more like a concentrated growth index (additional color to follow). The S&P 500 Equal Weight index has lagged the S&P 500 by over 11% YTD, as the S&P 500 returns are being driven by a select few stocks. Despite higher interest rates, the Russell 1000 Value has underperformed the Russell 1000 Growth Index by ~23% YTD, an extreme gap by historical standards; we don’t think the market’s lurch back to growth this year will persist.

FMI International Fund & FMI International Fund II – Currency Unhedged: Performance

The FMI International Funds (“International Funds”) fell 1.09%4 on a currency hedged basis and 4.08%5 currency unhedged, compared with the MSCI EAFE Index’s decline of 1.27% in local currency (LOC) and 4.11% in U.S. Dollars (USD). The MSCI EAFE Value Index gained 3.64% in LOC and 0.59% in USD. Relative to the MSCI EAFE Index, top contributing sectors included Producer Manufacturing, Consumer Services, and Industrial Services, while Health Technology, Finance, and a lack of exposure to Energy Minerals weighed. Strong individual contributions came from Schlumberger Ltd., Booking Holdings Inc., and Howden Joinery Group PLC, while Smith & Nephew PLC, Samsung Electronics Co. Ltd. Preferred, and Barry Callebaut AG gave up some ground. The MSCI EAFE Value outperformed significantly in the period, with the “deeper value” Energy and Finance sectors leading the way. FMI is typically under-weight these sectors due to business quality and balance sheet concerns. A strong USD was a tailwind for FMI’s currency hedged portfolio in the quarter.

The Bigger You Are The Harder You Fall

As illustrated in the chart below, the last five years have created a windfall for investors in the S&P 500 (U.S. Large Cap stocks), as it has trounced other asset class benchmarks, including the Russell 2000 (U.S. Small Cap stocks) and the MSCI EAFE (International Large Cap stocks). The performance gap has blown out again in 2023, and now stands at approximately 48% and 43%, respectively, over the full five-year period.

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[4]
The FMI International Fund [currency hedged] Investor Class (FMIJX) and the FMI International Fund [currency hedged] Institutional Class (FMIYX) had a return of -1.09% and -1.02%, respectively, for the third quarter of 2023.

[5]	The FMI International Fund [currency unhedged] Institutional Class (FMIFX) had a return of -4.08% for the third quarter of 2023.

With this divergence comes risk. The concentration in the S&P 500 is truly extraordinary. The top 5% of the companies (25 largest) account for around 44% of the weight of the index, 94% of the YTD total return, and trade at an average valuation premium of 47%6 to the rest of the index. Expectations remain high for those chosen few. As illustrated in last quarter’s letter, leaders rise and fall, and this is consistent across business cycles (only one of the top ten companies in the S&P 500 in 2000 was in the top ten in 2020). Today’s exuberance has some earmarks of the “Nifty Fifty” in the 1970s, where investors crowded like lemmings into 50 indisputable companies, pushing valuations to extremes. The speculative fever eventually broke between 1973-74, when the Dow fell ~42%, while the “Nifty Fifty” dropped ~59%! Unfortunately, investors appear to have very short memories, and most were not alive through this painful experience. While market cycles are never identical, from the top they do have a long history of transitioning from overvalued to undervalued, as human nature doesn’t change (fear and greed). As we highlighted last quarter, the lion’s share of the top performing themes in the U.S. fell in the speculative camp, and for that we feel that caution is warranted today.

Valuations in the U.S. have ballooned, with numerous warning signals now flashing red. Through The Leuthold Group, we track 46 different valuation metrics, dating as far back as 1926. On a median basis, we are currently in the 10th decile of historical valuation – one of the most expensive stock markets in U.S. history. The widely referenced Buffett Indicator, measuring market value to GDP, tells a similar story of overvaluation (see chart on the following page). JPMorgan writes, “Equities are up YTD on multiple expansion while real rates and cost of capital are moving deeper into restrictive territory. History suggests this relationship is becoming increasingly unsustainable, with the S&P 500 multiple over-valued by 3-4x vs. real rates, posing risk to valuations, especially since earnings expectations already face a high hurdle for 2024.”

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[6]
Estimated Valuations are for the iShares S&P 500 ETF, calculations are based on the average discount to the average valuations as of September 30, 2023 for the trailing 1-year Price-to-Earnings Ratio, Fiscal Year One Price-to-Earnings Ratio, Fiscal Year Two Price-to-Earnings Ratio, Price-to-Sales Ratio, and Price-to-Book Ratio. Valuations for the ETF are scrubbed and adjusted based on criteria identified by FMI. For more detailed information regarding these valuations, please contact FMI.

Fortunately, there are attractive relative values outside of the mega-cap companies in the S&P 500. As we pointed out last quarter, the discount for U.S. Small Caps vs. U.S. Large Caps is near an all-time high, as are European valuations vs. domestic. All of FMI’s portfolios trade at a significant discount to the core benchmarks, and we invest in above-average businesses with strong balance sheets. We see compelling opportunities across our holdings, with a collection of all-weather vehicles that can withstand these tough and unpredictable times.

China’s House of Cards

The macro environment features numerous headwinds, including waning global growth, record debt levels, elevated inflation, rising interest rates, and heightened geopolitical risks. On the growth front, the U.S. has been the most robust developed economy, with a strong labor market and a resilient consumer. That said, the Organisation for Economic Co-operation and Development (“OECD”) expects U.S. real GDP to slow to a “soft landing” from 2.2% in 2023 to 1.3% in 2024. European growth has already hit the skids, falling to 0.6% in 2023 with 1.1% expected in 2024. High food and energy inflation has weighed, business activity and bank lending has slowed, and a higher cost of borrowing is impacting investment, among other factors.

China, which just months ago was expected to account for almost 35% of global growth this year, has run into significant challenges. The property sector, which we have long described as a dangerous and a speculative bubble, has finally popped. In recent years, housing accounted for as much as 25% of China’s GDP. The property sector, which holds 70% of China’s households’ wealth, is ailing. Property sales are down nearly 40% from their 2021 peak, housing starts have fallen 60%, and prices have dropped 33%. Developer defaults and business losses are commonplace, and more strain may be on the horizon. Leverage in China is up dramatically, with total credit up 8.5 times since 2008, even as GDP is up less than half that (3.9 times).

China’s problems don’t end there. Their demographics are poor, with a working age population in decline since 2011 and a total population that started to shrink in 2022. Productivity growth is slowing, exports are weak, youth unemployment is high, and tensions with the West are rising. The glory days for the world’s second largest economy may be behind them. Unfortunately, additional weakness in China would be felt worldwide. Risks abound.

Not So Expensive Defensives

Despite the weakening economic backdrop described above, cyclical stocks have surprisingly outperformed “defensives” (steady, less-cyclical businesses) in both the U.S. and Europe over the past year. As illustrated below, valuations are looking more attractive on the defensive side of the equation. In the U.S., cyclicals are trading around a standard deviation above historical levels from a relative price-to-earnings standpoint, while in Europe they are trading above the historical median, but are not quite as extended.

We have found some interesting opportunities among the defensives that have been left behind. In the third quarter, we added a new position to each of our portfolios which fit the description. The idiosyncratic investment case for these new purchases is outlined below:

Valvoline Inc. (VVV) – FMI Common Stock Fund

After a long history of underinvestment under Ashland and a messy seven years as a standalone public company, Valvoline is finally a pure-play quick lube retailer, having sold their motor oil business earlier this year. We like the business model for its stability, growth potential, pricing power, and high returns on capital. The business offers customers a better oil change experience relative to the alternatives. Going forward, the story will be simpler to understand, the analyst coverage will be uniform, and it should get reclassified as retail. In the current environment, Valvoline has the added benefit of having a tight store-level culture that helps minimize labor turnover, and has effectively no shrink, which is currently a major thorn in the side of retailers. Given Valvoline’s choppy history (thanks to the divested motor oil business), we believe investors are in a wait and see mode as the company proves out its standalone financial results and accelerates its organic store expansion. Increased penetration in a fragmented market, expanded usage of synthetic oils, and a consistent experience as consumers continue to shift to do-it-for-me, should drive strong earnings per share growth at high incremental returns. Although we believe we can get an attractive return from just the growth, there is the chance for a higher valuation as Valvoline puts up its first year of (nearly) clean financials in Fiscal Year 2024. We also believe the short- to medium-term threat of electric vehicles is manageable. If our growth expectations are achieved, the downside is modest even if the multiple compresses meaningfully over our five-year investment horizon. We hope investors will increasingly appreciate Valvoline’s simple, high return model after a long period of being obfuscated by inferior businesses.

Sysco Corp. (SYY) – FMI Large Cap Fund

Sysco Corp. is the largest global distributor of food and related products to the foodservice or food-away-from-home industry. Sales in the U.S. account for approximately 82% of the company’s consolidated revenue, with the remainder mainly coming from Canada, Latin America, and Europe (18%). The company provides products and related services from thousands of suppliers to over 725,000 customer locations including restaurants (~62% of sales), education and government facilities (~8%), travel and leisure establishments (~8%), healthcare facilities (~7%), and other foodservice customers (15%). Sysco possesses many business characteristics that FMI finds attractive. The company has a dominant market position in a large, growing, resilient industry. They sell necessary, consumable products. Economies of scale allow Sysco to provide a better offering than peers while also allowing them to operate with higher margins. These advantages have helped Sysco take market share over time and earn a return on capital that consistently exceeds its cost of capital. We believe that Sysco will continue to grow its market share in the large and fragmented foodservice distribution market and should be able to generate mid-single-digit EBIT growth over time. When combined with share repurchases and dividend yield, the company should generate a high-single-digit to low-double-digit total return to investors without multiple expansion. The shares are trading at a depressed valuation relative to the S&P 500 and relative to the company’s history, which we believe provides us downside protection and could generate additional upside should it revert to the historical levels.

Coca-Cola Europacific Partners PLC (CCEP) – FMI International Funds

Coca-Cola Europacific Partners (CCEP) is the largest Coca-Cola bottling franchise, accounting for an estimated one-third of Coca-Cola System profits. CCEP sells whatever it deems to be the optimal mix of The Coca-Cola Company’s (TCCC) 200+ brands in its 30 countries (from its owned bottling plants and coolers) and CCEP sets all prices. Over the last decade plus, alignment has been structurally enhanced between TCCC and the top bottling groups through incidence-based pricing

(sales value rather than volume) and through direct ownership. Bottlers are increasingly benefiting from TCCC’s innovation and overall “total beverage” strategy (including TCCC’s acquired and licensed brands in energy drinks and ready-to-drink coffee, alcohol, and more). By year-end 2023, CCEP should also generate 28% of sales from the faster growing Asia-Pacific region (with no sales in China). CCEP is inexpensive compared to other global staples, with nearly 2x the average free cash flow yield. Compared to its own seven-year history, it trades at a significant discount on a price-to-earnings basis. It offers attractive defensive growth potential and predictable capital allocation.

Thank you for your continued support of FMI Funds, Inc.

Please see page 69 for important disclosures.

This shareholder letter is unaudited.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2023, the FMI Common Stock Fund (“Fund”) had a total return of 25.08%1. The benchmark Russell 2000 Index (“Russell 2000”) returned 8.93% in the same period. The trailing 12-month return for the Russell 2000 Value Index (“Russell 2000 Value”) was 7.84%.

Relative to the Russell 2000, sectors that aided relative performance included Finance, Technology Services, and Distribution Services. Primerica Inc., Houlihan Lokey Inc. – Cl A, FirstCash Holdings Inc., and Triton International Ltd. – Cl A, drove the results in the Finance sector. Triton International was acquired at a premium, while the others demonstrated strong business fundamentals. In Technology Services, Insight Enterprises Inc. outperformed, as investors were nervous about the impacts of a slowing macro environment, but the company’s fundamentals have thus far proved to be fairly resilient. In Distribution Services, despite a softening housing outlook, Beacon Roofing Supply Inc.’s ~80% replacement-centric business had a stronger-than-expected outlook, while Applied Industrial Technologies Inc. executed well as demand remained strong. Other stocks that helped performance included nVent Electric PLC, Skechers U.S.A. Inc. – Cl A, and Five Below Inc. nVent’s margin performance has been outstanding, and excitement over their fast-growing data solutions offerings, which benefits from AI adoption, has driven multiple expansion. Last year, Skechers’ fundamentals were negatively impacted by supply chain challenges and COVID-19 related lockdowns in China. Those headwinds have improved so far this year and the market has responded by re-rating the shares higher. Five Below performed strong fundamentally, but we sold the shares after the valuation no longer demonstrated a discount to our estimate of intrinsic value.

On the negative side of sector performance, Industrial Services, Energy Minerals, and Commercial Services detracted. The Fund had no direct exposures to the first two sectors that outperformed, as business quality concerns typically limits our investments in energy and commodities. In Commercial Services, Genpact Ltd. lagged, as negative sentiment around generative artificial intelligence (AI) has impacted the stock, but is believed to be significantly overblown. Additional stocks that detracted from performance included Zions Bancorporation N.A., BJ’s Wholesale Club Holdings Inc., and Robert Half International Inc. Zions got caught up in the first quarter 2023 contagion fear around Silicon Valley Bank’s collapse due to some optical similarities between their balance sheets (namely bonds carried at mark-to-market losses), and Zions being a West Coast regional bank. We believe the similarities largely end there. Softening consumer spending, particularly for higher margin discretionary merchandise, and lower year-over-year gas gross profits have caused analysts to anticipate a down earnings year for BJ’s Wholesale. Robert Half experienced a cyclical slowdown which was worse than expected.

New additions to the Fund over the past twelve months included Core & Main Inc. – Cl A, Timken Co., Valvoline Inc., Fabrinet, CTS Corp., ITT Inc., and Fortune Brands Innovations Inc. Stocks sold during the year included ManpowerGroup Inc., KBR Inc., Woodward Inc., Five Below Inc., AZEK Co. Inc. – Cl A, Kennedy-Wilson Holdings Inc., and FTI Consulting Inc.

As of September 30, 2023, the Fund was significantly overweight in Producer Manufacturing, Distribution Services, and Commercial Services sectors. The Fund was meaningfully underweight in Health Technology, Technology Services, Energy Minerals and Finance sectors.

After a tough fiscal year 2022, U.S. stocks rebounded strongly in fiscal year 2023, despite concerns around a regional banking crisis, waning global growth, record debt levels, elevated inflation, rising interest rates, and heightened geopolitical risks. Furthermore, corporate earnings growth in the U.S. has slowed, as higher borrowing, labor and input costs have weighed. Growth stocks outperformed value stocks in the period, but much more significantly in the U.S. Large Cap arena, which remains exceedingly top-heavy with performance being dominated by a handful of mega-cap companies that trade at significant valuation premiums (see recent shareholder letters for further discussion). Speculation appears to be plentiful. Stock valuations in the U.S. have ballooned, as the market is currently trading in the 10th decile of historical valuation – one of the most expensive stock markets in U.S. history (on a median basis, tracking 46 different valuation metrics dating as far back as 1926). There are attractive relative values outside many of the anointed mega-cap companies in the S&P 500. For example, profitable U.S. Small Caps are now trading near an all-time high discount vs. U.S. Large Caps.
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[1]
The FMI Common Stock Fund Investor Class (FMIMX) and the FMI Common Stock Fund Institutional Class (FMIUX) had a return of 25.08% and 25.22%, respectively, for the fiscal year ending September 30, 2023.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

Given the backdrop, the Fund portfolio managers were pleased to outperform the Russell 2000 and Russell 2000 Value by a wide margin during the current fiscal year. Over 40% of the companies in the Russell 2000 and Russell 2000 Value lose money…not an area they typically look to invest. The managers business quality focus has been a key to outperformance in recent years. Over the long-term, they are optimistic and excited to see a more normal interest rate environment. This should bode well for organic growth, stock picking, and value investing. With global value stocks trading near a historically wide discount to growth, the current set-up looks attractive from here. Any reversion to the mean should result in brighter days for those with a value orientation. The Fund trades at a significant discount to the Russell 2000, the businesses have strong balance sheets, and management believes the companies are above average. Management sees opportunities across the Fund, with what they feel is a collection of all-weather vehicles that can withstand tough and unpredictable times.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FMI COMMON STOCK FUND –
INVESTOR CLASS — THE RUSSELL 2000© INDEX(1) AND THE RUSSELL 2000© VALUE INDEX(2)

AVERAGE ANNUALIZED TOTAL RETURN

					Inception
					through
	Inception Date	1-Year	5-Year	10-Year	9/30/2023
FMI Common Stock Fund –
Investor Class	12/18/81	25.08%	9.78%	9.31%	11.65%
FMI Common Stock Fund –
Institutional Class	10/31/16	25.22%	9.90%	N/A	11.33%
Russell 2000 Index(1)*		8.93%	2.40%	6.65%	9.64%
Russell 2000 Value Index(2)*		7.84%	2.59%	6.19%	10.98%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Value Index includes equities that exhibit value characteristics and the Russell 2000 Growth Index includes equities that exhibit growth characteristics.
*	The benchmark since inception returns are calculated since inception of the Investor Class, December 18, 1981 to September 30, 2023.

An investment cannot be made directly into an index.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Cost	Value

COMMON STOCKS — 94.7%(1)

COMMERCIAL SERVICES SECTOR — 11.7%
	Advertising/Marketing Services — 3.3%
1,660,000	Interpublic Group of Cos. Inc.	$35,407,016	$47,575,600

	Miscellaneous Commercial Services — 4.3%
1,730,000	Genpact Ltd.	48,941,893	62,626,000

	Personnel Services — 4.1%
810,000	Robert Half International Inc.	50,876,453	59,356,800

CONSUMER DURABLES SECTOR — 1.8%
	Homebuilding — 1.8%
267,000	LGI Homes Inc.(2)	32,458,963	26,563,830

CONSUMER NON-DURABLES SECTOR — 4.0%
	Apparel/Footwear — 4.0%
1,183,000	Skechers U.S.A. Inc. — Cl A(2)	51,328,336	57,907,850

CONSUMER SERVICES SECTOR — 2.0%
	Other Consumer Services — 2.0%
925,000	Valvoline Inc.	29,882,920	29,822,000

DISTRIBUTION SERVICES SECTOR — 15.8%
	Electronics Distributors — 2.6%
309,000	Arrow Electronics Inc.(2)	15,554,791	38,699,160

	Medical Distributors — 4.4%
868,000	Henry Schein Inc.(2)	58,568,643	64,449,000

	Wholesale Distributors — 8.8%
235,000	Applied Industrial Technologies Inc.	15,033,348	36,333,350
805,000	Beacon Roofing Supply Inc.(2)	45,952,730	62,121,850
1,035,000	Core & Main Inc. — Cl A(2)	29,674,788	29,859,750
		90,660,866	128,314,950

ELECTRONIC TECHNOLOGY SECTOR — 9.6%
	Electronic Components — 3.0%
815,000	nVent Electric PLC	16,132,830	43,186,850

	Electronic Production Equipment — 4.9%
530,000	CTS Corp.	23,419,856	22,122,200
523,000	Plexus Corp.(2)	42,104,151	48,628,540
		65,524,007	70,750,740
	Semiconductors — 1.7%
145,000	Fabrinet(2)	13,771,658	24,159,900

FINANCE SECTOR — 15.2%
	Finance/Rental/Leasing — 3.7%
533,000	FirstCash Holdings Inc.	26,908,468	53,502,540

	Investment Banks/Brokers — 3.7%
500,000	Houlihan Lokey Inc. — Cl A	31,228,156	53,560,000

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Cost	Value

COMMON STOCKS — 94.7%(1) (Continued)

FINANCE SECTOR — 15.2% (Continued)
	Life/Health Insurance — 3.8%
282,874	Primerica Inc.	$39,281,082	$54,880,385

	Major Banks — 2.4%
1,005,000	Zions Bancorporation N.A.	34,857,723	35,064,450

	Multi-Line Insurance — 1.6%
16,000	White Mountains Insurance Group Ltd.	16,123,980	23,931,040

PROCESS INDUSTRIES SECTOR — 2.0%
	Containers/Packaging — 2.0%
237,000	AptarGroup Inc.	25,254,240	29,634,480

PRODUCER MANUFACTURING SECTOR — 24.4%
	Auto Parts: OEM — 3.1%
765,000	Donaldson Co. Inc.	37,298,150	45,624,600

	Building Products — 11.9%
251,000	Carlisle Cos. Inc.	32,713,079	65,074,260
770,000	Fortune Brands Innovations Inc.	45,401,719	47,863,200
406,000	Simpson Manufacturing Co. Inc.	44,384,951	60,822,860
		122,499,749	173,760,320
	Industrial Machinery — 5.4%
2,480,000	Gates Industrial Corp. PLC(2)	33,542,797	28,792,800
330,000	ITT Inc.	27,234,245	32,310,300
236,751	Timken Co.	17,247,965	17,398,831
		78,025,007	78,501,931
	Miscellaneous Manufacturing — 4.0%
215,000	LCI Industries	28,646,678	25,245,300
1,365,000	TriMas Corp.	32,750,235	33,797,400
		61,396,913	59,042,700

RETAIL TRADE SECTOR — 4.6%
	Specialty Stores — 4.6%
930,000	BJ’s Wholesale Club Holdings Inc.(2)	57,006,070	66,374,100

TECHNOLOGY SERVICES SECTOR — 3.6%
	Information Technology Services — 3.6%
360,000	Insight Enterprises Inc.(2)	23,482,552	52,380,000
	Total common stocks	1,062,470,466	1,379,669,226

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Cost	Value

SHORT-TERM INVESTMENT — 3.1%(1)
	Money Market Fund — 3.1%
44,431,688	First American Treasury
	Obligations Fund, Cl X, 5.264%(3)	$44,431,688	$44,431,688
	Total short-term investment	44,431,688	44,431,688
	Total investments — 97.8%	$1,106,902,154	1,424,100,914
	Other assets, less liabilities — 2.2%(1)		32,280,118
	TOTAL NET ASSETS — 100.0%		$1,456,381,032

(1)	Percentages for the various classifications relate to total net assets.
(2)	Non-Income producing security.
(3)	The rate quoted is the annualized 7-day yield as of September 30, 2023.
PLC	Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS as a percentage of net assets
as of September 30, 2023 (Unaudited)

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2023, the FMI Large Cap Fund (“Fund”) had a total return of 19.95%1. The benchmark Standard & Poor’s 500 Index returned 21.62% in the same period. The trailing 12-month return for the iShares Russell 1000 Value ETF2 was 14.13%.

Relative to the S&P 500, sectors that aided performance included Consumer Services, Health Technology, and Distribution Services. Booking Holdings Inc. drove the results in the Consumer Services sector, as travel continues to recover, with particular improvement in Europe, and Booking is taking market share from competitors. In Health Technology, Koninklijke Philips N.V.-SP-ADR recovered from a tough 2022, as business fundamentals improved. Ferguson PLC aided the relative performance in Distribution Services, as the business outperformed its respective end-markets which were challenging. Other stocks that helped performance included Arch Capital Group Ltd., SAP SE-SP-ADR, and Eaton Corp. PLC. Arch Capital has executed well, while benefiting from a hardening of the property catastrophic reinsurance and property and casualty insurance markets. SAP has been performing resiliently and tracking ahead of schedule on their cloud transition despite a tougher macro backdrop. Eaton has re-rated after strong execution and a successful portfolio transformation. The company is poised to benefit from big secular growth drivers including electrification and energy transition.

On the negative side of sector performance, Retail Trade, Electronic Technology, and Technology Services all detracted. In Retail Trade, Dollar General Corp. and Dollar Tree Inc. both underperformed. Macro conditions, such as persistent inflation, lower tax refunds, a reduction in SNAP benefits, high shrink, and a decline in spending on more profitable discretionary merchandise, have slowed Dollar General’s same store sales growth and negatively impacted gross margins. In addition, competitive pressures have ramped up and the company’s new management team has made some uncharacteristic operational missteps that now require re-investment in price, labor, and processes to correct. At Dollar Tree, while the top-line performance has been encouraging, the turnaround is proving to be larger and more costly than initially expected. In Technology Services and Electronic Technology, our under-weight exposure to mega-cap tech hurt significantly given their relative outperformance. Meta Platforms Inc. – Cl A hurt, as we sold the position at a loss after losing confidence in management and the Metaverse expense trajectory. Other detractors included The Charles Schwab Corp., Northern Trust Corp., and Carlisle Cos. Inc. Charles Schwab is seeing yield-seeking deposits move from the bank to money market funds. They’re staying within Schwab, but they’ll be monetized at a lower rate and are requiring some higher cost funding to temporarily replace them. This “cash sorting” was expected and happens every cycle, although the pace and magnitude of the rate increases were worse than initially expected. Northern Trust’s expense and net interest income guidance disappointed, but they are starting to focus more on expenses. Destocking and margin normalization has weighed on Carlisle.

New additions to the Fund over the past twelve months included Sysco Corp. and Carrier Global Corp. Stocks sold during the year included PACCAR Inc., JPMorgan Chase & Co., and Meta Platforms Inc. Cl A.

As of September 30, 2023, the Fund was significantly overweight in Producer Manufacturing, Finance, and Distribution Services. The Fund was meaningfully underweight in Technology Services, Electronic Technology, and Health Technology.

After a tough fiscal year 2022, U.S. stocks rebounded strongly in fiscal year 2023, despite concerns around a regional banking crisis, waning global growth, record debt levels, elevated inflation, rising interest rates, and heightened geopolitical risks. Furthermore, corporate earnings growth in the U.S. has slowed, as higher borrowing, labor and input costs have weighed. Growth stocks outperformed value stocks in the period, but much more significantly in the U.S. Large Cap arena, which remains exceedingly top-heavy with performance being dominated by a handful of mega-cap companies that trade at significant valuation premiums (see recent shareholder letters for further discussion). Speculation appears to be plentiful. Stock valuations in the U.S. have
_______________

[1]	The Large Cap Fund Investor Class (FMIHX) and the FMI Large Cap Fund Institutional Class (FMIQX) had a return of 19.95% and 20.07%, respectively, for the fiscal year ending September 30, 2023.
[2]
Source: Bloomberg – returns do not reflect management fees, transaction costs or expenses. Performance is based on market price returns. Beginning 8/10/20, market price returns are calculated using closing price. Prior to 8/10/20, market price returns were calculated using midpoint bid/ask spread at 4:00 PM ET.

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

ballooned, as the market is currently trading in the 10th decile of historical valuation – one of the most expensive stock markets in U.S. history (on a median basis, tracking 46 different valuation metrics dating as far back as 1926). There are attractive relative values outside many of the anointed mega-cap companies in the S&P 500.

Given the backdrop, the Fund portfolio managers were pleased to capture most of the upside of the S&P 500 during the current fiscal year, while outperforming the iShares Russell 1000 Value ETF by a wide margin. Over the long-term, they are optimistic and are excited to see a more normal interest rate environment. This should bode well for organic growth, stock picking, and value investing. With global value stocks trading near a historically wide discount to growth, the current set-up looks attractive from here. Any reversion to the mean should result in brighter days for those with a value orientation. The Fund trades at a significant discount to the S&P 500, the businesses have strong balance sheets, and management believes the companies are above average. Management sees opportunities across the Fund, with what they feel is a collection of all-weather vehicles that can withstand tough and unpredictable times.

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI LARGE CAP FUND – INVESTOR CLASS — STANDARD & POOR’S 500 INDEX(1)
AND THE ISHARES RUSSELL 1000 VALUE ETF(2)

AVERAGE ANNUALIZED TOTAL RETURN

					Inception
					through
	Inception Date	1-Year	5-Year	10-Year	9/30/2023
FMI Large Cap Fund – Investor Class	12/31/01	19.95%	5.99%	8.68%	8.52%
FMI Large Cap Fund – Institutional Class	10/31/16	20.07%	6.13%	N/A	9.17%
Standard & Poor’s 500 Index(1)*		21.62%	9.92%	11.91%	8.34%
iShares Russell 1000 Value ETF(2)*		14.13%	6.06%	8.26%	7.18%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

(2)
The iShares Russell 1000 Value ETF seeks to track investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics. Performance is compared to the iShares Russell 1000 Value ETF (“ETF”) for illustrative purposes only. The metrics regarding the comparative ETF have been obtained from Bloomberg and the returns do not reflect management fees, transaction costs or

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

expenses. Performance is based on market price returns. Beginning 8/10/2020, market price returns are calculated using closing price. Prior to 8/10/2020, market price returns were calculated using midpoint bid/ask spread at 4:00 PM ET. The ETF is not subject to the same fees or expenses as the Fund. The Fund is not restricted to investing in those securities which comprise the ETF. The Fund’s performance may or may not correlate to the ETF, and it should not be considered a proxy for the ETF.

*	The benchmark since inception returns are calculated since inception of the Investor Class, December 31, 2001 to September 30, 2023.

An investment cannot be made directly into an index.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Cost	Value

COMMON STOCKS — 98.3%(1)

COMMERCIAL SERVICES SECTOR — 2.7%
	Advertising/Marketing Services — 2.7%
595,000	Omnicom Group Inc.	$39,572,557	$44,315,600

CONSUMER NON-DURABLES SECTOR — 3.0%
	Household/Personal Care — 3.0%
975,000	Unilever PLC — SP-ADR	38,480,544	48,165,000

CONSUMER SERVICES SECTOR — 4.4%
	Other Consumer Services — 4.4%
23,000	Booking Holdings Inc.(2)	39,082,089	70,930,850

DISTRIBUTION SERVICES SECTOR — 6.7%
	Food Distributors — 1.4%
350,000	Sysco Corp.	24,310,111	23,117,500

	Wholesale Distributors — 5.3%
520,000	Ferguson PLC	63,831,481	85,524,400

ELECTRONIC TECHNOLOGY SECTOR — 8.8%
	Computer Processing Hardware — 4.6%
895,000	Sony Group Corp. — SP-ADR	55,884,978	73,756,950
	Semiconductors — 4.2%
1,005,000	Micron Technology Inc.	48,491,332	68,370,150

FINANCE SECTOR — 19.1%
	Investment Banks/Brokers — 4.3%
1,275,000	The Charles Schwab Corp.	48,781,741	69,997,500

	Investment Managers — 4.6%
50,000	BlackRock Inc.	29,447,225	32,324,500
615,000	Northern Trust Corp.	52,294,960	42,730,200
		81,742,185	75,054,700
	Multi-Line Insurance — 5.1%
500,000	Arch Capital Group Ltd.(2)	18,047,650	39,855,000
310,000	Progressive Corp.	25,601,757	43,183,000
		43,649,407	83,038,000
	Property/Casualty Insurance — 5.1%
235,000	Berkshire Hathaway Inc. Cl B(2)	11,176,060	82,320,500

HEALTH SERVICES SECTOR — 7.0%
	Managed Health Care — 4.8%
155,000	UnitedHealth Group Inc.	19,074,375	78,149,450

	Medical/Nursing Services — 2.2%
1,680,000	Fresenius Medical
	Care AG & Co. KGaA — SP-ADR	60,898,713	36,187,200

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Cost	Value

COMMON STOCKS — 98.3%(1) (Continued)

HEALTH TECHNOLOGY SECTOR — 4.8%
	Medical Specialties — 4.8%
2,090,000	Koninklijke Philips N.V. — SP-ADR(2)	$74,431,031	$41,674,600
1,435,000	Smith & Nephew PLC — SP-ADR	50,892,058	35,544,950
		125,323,089	77,219,550

INDUSTRIAL SERVICES SECTOR — 2.2%
	Contract Drilling — 2.2%
605,000	Schlumberger Ltd.	11,639,716	35,271,500

PROCESS INDUSTRIES SECTOR — 4.6%
	Containers/Packaging — 4.6%
405,000	Avery Dennison Corp.	69,607,906	73,981,350

PRODUCER MANUFACTURING SECTOR — 12.3%
	Building Products — 7.1%
210,000	Carlisle Cos. Inc.	49,379,260	54,444,600
1,145,000	Masco Corp.	35,821,692	61,200,250
		85,200,952	115,644,850
	Electrical Products — 1.4%
106,000	Eaton Corp. PLC	9,606,292	22,607,680

	Industrial Machinery — 3.8%
1,110,000	Carrier Global Corp.	49,210,177	61,272,000

RETAIL TRADE SECTOR — 9.8%
	Apparel/Footwear Retail — 1.4%
250,000	The TJX Cos. Inc.	8,458,463	22,220,000

	Discount Stores — 5.2%
415,000	Dollar General Corp.	38,033,546	43,907,000
380,000	Dollar Tree Inc.(2)	32,487,797	40,451,000
		70,521,343	84,358,000

	Specialty Stores — 3.2%
730,000	CarMax Inc.(2)	63,044,613	51,632,900

TECHNOLOGY SERVICES SECTOR — 12.9%
	Information Technology Services — 4.1%
325,000	CDW Corp.	56,455,379	65,572,000

	Internet Software/Services — 5.6%
690,000	Alphabet Inc. — Cl A(2)	76,097,068	90,293,400

	Packaged Software — 3.2%
395,000	SAP SE — SP-ADR	42,748,166	51,081,400
	Total common stocks	1,242,888,737	1,590,082,430

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Cost	Value

SHORT-TERM INVESTMENT — 1.6%(1)
	Money Market Fund — 1.6%
26,580,969	First American Treasury
	Obligations Fund, Cl X, 5.264%(3)	$26,580,969	$26,580,969
	Total short-term investment	26,580,969	26,580,969
	Total investments — 99.9%	$1,269,469,706	1,616,663,399
	Other assets, less liabilities — 0.1%(1)		1,741,757
	TOTAL NET ASSETS — 100.0%		$1,618,405,156

(1)	Percentages for the various classifications relate to total net assets.
(2)	Non-Income producing security.
(3)	The rate quoted is the annualized 7-day yield as of September 30, 2023.
PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS as a percentage of net assets
as of September 30, 2023 (Unaudited)

FMI International Fund and FMI International Fund II – Currency Unhedged
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2023, the FMI International Funds gained 30.14%1 (“currency hedged”) and 33.78%2 (“currency unhedged”). Over the same period, the MSCI EAFE Index (“Index”) increased 20.32% in local currency (LOC) and 25.65% in U.S. Dollars (USD), while the MSCI EAFE Value Index (“Value Index”) added 25.89% in LOC and 31.51% in USD. FMI’s currency hedged performance was negatively impacted by a weak USD.

The Funds’ relative performance was aided by the Retail Trade, Consumer Services and Electronic Technology sectors. B&M European Value Retail S.A. drove the Retail Trade performance after a tough 2022 when UK consumer stocks were under extreme pressure. The stock recovered in 2023 as the business model proved resilient. Consumer Services was led by Booking Holdings Inc., as travel continues to recover, with particular improvement in Europe, and Booking is taking market share from competitors. In Electronic Technology, Safran S.A. performed well as they benefitted from rebounding global air travel while successfully navigating supply chain challenges and inflation, leading to an outlook for multiyear double-digit earnings growth. Additional stocks that performed well included Arch Capital Group Ltd., Ferguson PLC, and SAP SE. Arch Capital has executed well, while benefiting from a hardening of the property catastrophic reinsurance and property and casualty insurance markets. Ferguson’s business has outperformed its respective end-markets which were challenging. SAP has been performing resiliently and tracking ahead of schedule on their cloud transition despite a tougher macro backdrop.

Conversely, the Health Technology, Commercial Services, and Producer Manufacturing sectors all weighed on the Funds’ relative performance. In Health Technology, Roche Holdings AG declined, as an Alzheimer’s pipeline drug failure in late 2022 and weaker than expected 2023 guidance disappointed. In Commercial Services, Genpact Ltd. lagged, as negative sentiment around generative artificial intelligence (AI) has impacted the stock, but is believed to be significantly overblown. In Producer Manufacturing, Nabtesco Corp. lagged as cyclical pressure and operational execution weighed on the stock. Additional stocks that detracted from performance included DKSH Holdings AG, Barry Callebaut AG, and Smith & Nephew PLC. DKSH underperformed, as a sluggish recovery coming out of COVID-19 in China and other Asian countries has weighed on topline growth. For Barry Callebaut, rising chocolate prices and slowing economic growth have hurt global chocolate consumption this year. Additionally, last year’s Salmonella outbreak in one of Barry Callebaut’s plants is proving to be more impactful than initially expected. With Smith & Nephew, improving sales growth in Orthopedics did not yet translate into improving margins, which disappointed (despite margin targets being reiterated for 2023 and 2025).

New additions to the Fund over the past twelve months included Ryanair Holdings PLC-SP-ADR, Coca-Cola Europacific Partners PLC, Weir Group PLC, Barry Callebaut AG, Diageo PLC, Genpact Ltd. and Ashtead Group PLC. Stocks sold during the year included WPP PLC, CK Hutchison Holdings Ltd., Nabtesco Corp., Vivendi, Henkel AG & Co. KGaA, LG Household & Health Care Ltd. Pfd., and Amorepacific Corp. Pfd.

As of September 30, 2023, the Funds were significantly overweight in Distribution Services, Electronic Technology, and Consumer Services versus the Index, and underweight in Finance, Health Technology, and Energy Minerals. In terms of geographic revenue exposure, the Funds are overweight the United Kingdom and United States and underweight Japan and China.

After a tough fiscal year 2022, international stock markets rebounded strongly in fiscal year 2023, despite concerns around waning global growth, record debt levels, elevated inflation, rising interest rates, and heightened geopolitical risks. In the international arena, value stocks outperformed growth stocks in the period, with the “deeper value” Energy and Finance sectors performing strongly. FMI is typically under-weight these sectors due to business quality and balance sheet concerns. International stocks currently trade near an all-time high
_______________

[1]
The FMI International Fund [currency hedged] Investor Class (FMIJX) and the FMI International Fund [currency hedged] Institutional Class (FMIYX) had a return of 30.14% and 30.30%, respectively, for the fiscal year ending September 30, 2023.

[2]	The FMI International Fund [currency unhedged] Institutional Class (FMIFX) had a return of 33.78% for the fiscal year ending September 30, 2023.

FMI International Fund and FMI International Fund II – Currency Unhedged
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

discount to the U.S., which should provide some margin of safety. Some of the discount is warranted, as Europe is facing high food and energy inflation, business activity and bank lending has slowed, and a higher cost of borrowing is impacting investment. In China, the property sector, which we have long described as a dangerous and a speculative bubble, has finally popped. Furthermore, China’s demographics are poor, productivity growth is slowing, exports are weak, youth unemployment is high, and tensions with the West are rising.

Given the challenging backdrop, the Fund portfolio managers were pleased to outperform both the Index and Value Index in a rapidly rising stock market. Over the long-term, they remain optimistic and are excited to see a more normal interest rate environment. This should bode well for organic growth, stock picking, and value investing. With global value stocks currently trading near a historically wide discount to growth, the current set-up looks attractive from here. Any reversion to the mean should result in brighter days for those with a value orientation. The Funds trade at a significant discount to the Index, the businesses have strong balance sheets, and management believes the companies are above average. Management sees compelling opportunities across the Funds, with what they feel is a collection of all-weather vehicles that can withstand tough and unpredictable times.

FMI International Fund and FMI International Fund II – Currency Unhedged
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI INTERNATIONAL FUND – INVESTOR CLASS — MSCI EAFE(1) AND MSCI EAFE VALUE(2)

AVERAGE ANNUALIZED TOTAL RETURN

					Inception
					through
	Inception Date	1-Year	5-Year	10-Year	9/30/2023
FMI International Fund – Investor Class	12/31/10	30.14%	4.61%	6.27%	7.37%
FMI International Fund – Institutional Class	10/31/16	30.30%	4.76%	N/A	5.88%
MSCI EAFE Net (LOC)(1)*		20.32%	5.65%	6.75%	6.98%
MSCI EAFE Net (LOC) Value(2)*		25.89%	5.27%	5.97%	6.35%
MSCI EAFE Net (USD)(1)*		25.65%	3.24%	3.82%	4.45%
MSCI EAFE Net (USD) Value(2)*		31.51%	2.81%	2.97%	3.77%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New

FMI International Fund and FMI International Fund II – Currency Unhedged
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index. Index results are inclusive of dividends and net of foreign withholding taxes. The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

(2)
The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The value Investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI EAFE and MSCI EAFE Value Index are calculated in local currency (LOC) as well as in U.S. dollars (USD). The concept of a LOC calculation excludes the impact of currency fluctuations. All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator. As a consequence, the FX factor drops out of the equation. The USD calculation includes exchange rates at t and t-1. Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD. MSCI EAFE is a service mark of MSCI Barra.

*	The benchmark since inception returns are calculated since inception of the Investor Class, December 31, 2010 to September 30, 2023.

An investment cannot be made directly into an index.

FMI International Fund and FMI International Fund II – Currency Unhedged
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI INTERNATIONAL FUND II — CURRENCY UNHEDGED –
INSTITUTIONAL CLASS AND MSCI EAFE(1) AND MSCI EAFE VALUE(2)

AVERAGE ANNUALIZED TOTAL RETURN

				Inception
				through
	Inception Date	1-Year	3-Year	9/30/2023
FMI International Fund II – Currency Unhedged –
Institutional Class	12/31/19	33.78%	6.59%	1.15%
MSCI EAFE Net (USD)(1)*		25.65%	5.75%	2.55%
MSCI EAFE Net (USD) Value(2)*		31.51%	11.11%	3.08%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI EAFE

FMI International Fund and FMI International Fund II – Currency Unhedged
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

Index is unmanaged and investors cannot invest directly in the Index. Index results are inclusive of dividends and net of foreign withholding taxes. The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

(2)
The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The value Investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. MSCI EAFE is a service mark of MSCI Barra.

*	The benchmark since inception returns are calculated since inception of the Institutional Class, December 31, 2019 to September 30, 2023.

An investment cannot be made directly into an index.

FMI International Fund
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Cost	Value

LONG-TERM INVESTMENTS — 92.3%(1)
COMMON STOCKS — 88.2%(1)

COMMERCIAL SERVICES SECTOR — 2.9%
	Miscellaneous Commercial Services — 2.9%
3,325,000	Genpact Ltd. (Bermuda)	$140,202,262	$120,365,000

CONSUMER DURABLES SECTOR — 2.3%
	Electronics/Appliances — 2.3%
10,340,000	Howden Joinery Group PLC (Britain)(4)	76,308,220	92,518,147

CONSUMER NON-DURABLES SECTOR — 12.1%
	Beverages: Alcoholic — 2.1%
2,320,000	Diageo PLC (Britain)(4)	100,448,240	85,534,562

	Beverages: Non-Alcoholic — 2.1%
1,385,000	Coca-Cola Europacific Partners PLC (Britain)	87,198,706	86,534,800

	Food: Specialty/Candy — 4.7%
38,000	Barry Callebaut AG (Switzerland)(4)	82,668,815	60,429,255
4,425,000	Greggs PLC (Britain)(4)	119,945,004	131,736,110
		202,613,819	192,165,365

	Household/Personal Care — 3.2%
2,625,000	Unilever PLC (Britain)(4)	112,240,154	129,851,140

CONSUMER SERVICES SECTOR — 8.8%
	Other Consumer Services — 3.9%
52,000	Booking Holdings Inc. (United States)(2)	89,513,766	160,365,400
	Restaurants — 4.9%
1,935,000	Sodexo S.A. (France)(4)	157,266,344	199,203,548

DISTRIBUTION SERVICES SECTOR — 12.1%
	Medical Distributors — 2.2%
1,325,000	DKSH Holding AG (Switzerland)(4)	75,162,258	89,625,755

	Wholesale Distributors — 9.9%
1,620,000	Ferguson PLC (Jersey)(4)	101,715,903	266,605,299
6,115,000	Rexel S.A. (France)(4)	113,118,225	137,012,547
		214,834,128	403,617,846

ELECTRONIC TECHNOLOGY SECTOR — 10.4%
	Aerospace & Defense — 4.5%
1,175,000	Safran S.A. (France)(4)	123,160,730	184,133,359

	Computer Processing Hardware — 4.3%
2,130,000	Sony Group Corp. (Japan)(4)	134,755,032	174,181,994

	Electronic Equipment/Instruments — 1.6%
3,340,000	Yokogawa Electric Corp. (Japan)(4)	59,113,396	64,464,378

FINANCE SECTOR — 8.3%
	Finance/Rental/Leasing — 1.9%
1,300,000	Ashtead Group PLC (Britain)(4)	63,126,241	78,835,892

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Cost	Value

LONG-TERM INVESTMENTS — 92.3%(1) (Continued)
COMMON STOCKS — 88.2%(1) (Continued)

FINANCE SECTOR — 8.3% (Continued)
	Major Banks — 4.2%
3,790,000	DBS Group Holdings Ltd. (Singapore)(4)	$84,316,013	$93,081,086
148,400,000	Lloyds Banking Group PLC (Britain)(4)	73,863,493	79,749,790
		158,179,506	172,830,876

	Multi-Line Insurance — 2.2%
1,110,000	Arch Capital Group Ltd. (Bermuda)(2)	45,974,299	88,478,100

HEALTH SERVICES SECTOR — 2.0%
	Medical/Nursing Services — 2.0%
1,885,000	Fresenius Medical Care
	AG & Co. KGaA (Germany)(4)	129,797,693	81,039,880

HEALTH TECHNOLOGY SECTOR — 8.0%
	Medical Specialties — 4.5%
4,694,999	Koninklijke Philips N.V. (Netherlands)(2)(4)	151,535,337	93,675,820
7,190,000	Smith & Nephew PLC (Britain)(4)	126,451,258	89,232,576
		277,986,595	182,908,396

	Pharmaceuticals: Major — 3.5%
530,000	Roche Holding AG (Switzerland)(4)	180,660,334	144,690,592

INDUSTRIAL SERVICES SECTOR — 2.6%
	Contract Drilling — 2.6%
1,845,000	Schlumberger Ltd. (Curacao)	68,316,952	107,563,500

PROCESS INDUSTRIES SECTOR — 1.4%
	Chemicals: Specialty — 1.4%
1,415,000	NOF Corp. (Japan)(4)	74,286,266	56,489,256

PRODUCER MANUFACTURING SECTOR — 6.1%
	Building Products — 1.4%
4,400,000	Sanwa Holdings Corp. (Japan)(4)	54,508,279	58,397,253

	Electrical Products — 1.3%
2,650,000	Smiths Group PLC (Britain)(4)	39,232,605	52,173,443

	Industrial Conglomerates — 1.3%
1,155,000	Jardine Matheson Holdings Ltd. (Bermuda)(4)	74,573,963	53,524,442

	Trucks/Construction/Farm Machinery — 2.1%
3,650,000	Weir Group PLC (Britain)(4)	82,013,006	84,333,766

RETAIL TRADE SECTOR — 6.1%
	Discount Stores — 6.1%
35,000,000	B&M European Value
	Retail S.A. (Luxembourg)(4)	138,493,167	249,650,695

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Cost	Value

LONG-TERM INVESTMENTS — 92.3%(1) (Continued)
COMMON STOCKS — 88.2%(1) (Continued)

TECHNOLOGY SERVICES SECTOR — 3.5%
	Packaged Software — 3.5%
1,110,000	SAP SE (Germany)(4)	$119,105,141	$143,680,659

TRANSPORTATION SECTOR — 1.6%
	Airlines — 1.6%
655,000	Ryanair Holdings PLC — SP-ADR (Ireland)(2)	65,231,864	63,672,550
	Total common stocks	3,144,302,966	3,600,830,594

PREFERRED STOCK — 4.1%(1)

ELECTRONIC TECHNOLOGY SECTOR — 4.1%
	Telecommunications Equipment — 4.1%
4,170,000	Samsung Electronics Co. Ltd. (South Korea)(4)	106,839,392	167,994,578
	Total preferred stock	106,839,392	167,994,578
	Total long-term investments	3,251,142,358	3,768,825,172

SHORT-TERM INVESTMENTS — 2.7%(1)
	Money Market Fund — 2.7%
111,310,355	First American Treasury
	Obligations Fund, Cl X, 5.264%(3)	111,310,355	111,310,355

Principal Amount
	Bank Deposit Account — 0.0%
$144,349	U.S. Bank N.A., 5.200%(5)(6)	144,349	144,349
	Total short-term investments	111,454,704	111,454,704
	Total investments — 95.0%	$3,362,597,062	3,880,279,876
	Other assets, less liabilities — 5.0%(1)		205,289,584
	TOTAL NET ASSETS — 100.0%		$4,085,569,460

(1)	Percentages for the various classifications relate to total net assets.
(2)	Non-Income producing security.
(3)	The rate quoted is the annualized 7-day yield as of September 30, 2023.
(4)
Security does not trade during New York Stock Exchange hours, provided that certain foreign exchanges may trade during a portion of the New York Stock Exchange hours, and has been valued in accordance with the Funds pricing procedures discussed in Note 2(a) to the financial statements and has been classified as level 2. As of September 30, 2023 the aggregate value of these securities was $3,141,845,822.

(5)	The rate shown is as of September 30, 2023.
(6)	This $144,349 security is held as collateral for certain forward currency contracts.
PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF FORWARD CURRENCY CONTRACTS
September 30, 2023

			U.S. $Value on		U.S. $Value on
			September 30,		September 30,
			2023		2023	Unrealized
Settlement		Currency to	of Currency to	Currency to	of Currency to	Appreciation
Date	Counterparty	be Delivered	be Delivered	be Received	be Received	(Depreciation)
10/20/23	State Street Bank	1,050,000,000	$1,281,278,583	1,354,494,750	$1,354,494,750	$73,216,167
	and Trust Co.	British Pound		U.S. Dollar

10/20/23	The Bank of	760,000,000	804,220,964	856,390,800	856,390,800	52,169,836
	New York Mellon	Euro		U.S. Dollar

10/20/23	JPMorgan Chase	585,000,000	74,739,759	75,007,308	75,007,308	267,549
	Bank, N.A.	Hong Kong Dollar		U.S. Dollar

10/20/23	The Bank of	51,000,000,000	342,551,612	370,249,374	370,249,374	27,697,762
	New York Mellon	Japanese Yen		U.S. Dollar

10/20/23	JPMorgan Chase	115,000,000	84,205,379	87,025,616	87,025,616	2,820,237
	Bank, N.A.	Singapore Dollar		U.S. Dollar

10/20/23	State Street Bank	225,000,000,000	166,934,407	178,076,771	178,076,771	11,142,364
	and Trust Co.	South Korea Won		U.S. Dollar

10/20/23	JPMorgan Chase	270,000,000	295,643,965	317,664,138	317,664,138	22,020,173
	Bank, N.A.	Swiss Franc		U.S. Dollar
			$3,049,574,669		$3,238,908,757	189,334,088

10/20/23	JPMorgan Chase	74,788,100	$74,788,100	585,000,000	$74,739,758	$(48,342)
	Bank, N.A.	U.S. Dollar		Hong Kong Dollar
			$74,788,100		$74,739,758	$(48,342)
			$3,124,362,769		$3,313,648,515	$189,285,746

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
INDUSTRY SECTORS as a percentage of net assets
as of September 30, 2023 (Unaudited)

CONCENTRATION BY COUNTRY based on domicile of issuer as
a percentage of long-term investments only
as of September 30, 2023 (Unaudited)

FMI International Fund II – Currency Unhedged
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Cost	Value

LONG-TERM INVESTMENTS — 95.9%(1)
COMMON STOCKS — 91.6%(1)

COMMERCIAL SERVICES SECTOR — 3.0%
	Miscellaneous Commercial Services — 3.0%
58,100	Genpact Ltd. (Bermuda)	$2,455,443	$2,103,220

CONSUMER DURABLES SECTOR — 2.3%
	Electronics/Appliances — 2.3%
182,700	Howden Joinery Group PLC (Britain)(4)	1,436,350	1,634,726

CONSUMER NON-DURABLES SECTOR — 12.5%
	Beverages: Alcoholic — 2.2%
41,750	Diageo PLC (Britain)(4)	1,806,230	1,539,253

	Beverages: Non-Alcoholic — 2.1%
24,000	Coca-Cola Europacific Partners PLC (Britain)	1,511,066	1,499,520

	Food: Specialty/Candy — 4.9%
675	Barry Callebaut AG (Switzerland)(4)	1,459,800	1,073,414
81,000	Greggs PLC (Britain)(4)	2,232,684	2,411,441
		3,692,484	3,484,855

	Household/Personal Care — 3.3%
48,100	Unilever PLC (Britain)(4)	2,620,042	2,379,368

CONSUMER SERVICES SECTOR — 9.0%
	Other Consumer Services — 4.1%
950	Booking Holdings Inc. (United States)(2)	1,656,672	2,929,753

	Restaurants — 4.9%
34,000	Sodexo S.A. (France)(4)	2,840,854	3,500,217

DISTRIBUTION SERVICES SECTOR — 12.9%
	Medical Distributors — 2.3%
24,150	DKSH Holding AG (Switzerland)(4)	1,463,052	1,633,556

	Wholesale Distributors — 10.6%
30,475	Ferguson PLC (Jersey)(4)	2,929,829	5,015,307
111,950	Rexel S.A. (France)(4)	2,131,918	2,508,349
		5,061,747	7,523,656

ELECTRONIC TECHNOLOGY SECTOR — 11.1%
	Aerospace & Defense — 4.8%
21,625	Safran S.A. (France)(4)	2,326,250	3,388,837

	Computer Processing Hardware — 4.7%
40,700	Sony Group Corp. (Japan)(4)	3,070,730	3,328,266

	Electronic Equipment/Instruments — 1.6%
61,000	Yokogawa Electric Corp. (Japan)(4)	950,064	1,177,343

FINANCE SECTOR — 8.6%
	Finance/Rental/Leasing — 1.9%
22,450	Ashtead Group PLC (Britain)(4)	1,107,427	1,361,435

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund II – Currency Unhedged
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Cost	Value

LONG-TERM INVESTMENTS — 95.9%(1) (Continued)
COMMON STOCKS — 91.6%(1) (Continued)

FINANCE SECTOR — 8.6% (Continued)
	Major Banks — 4.4%
68,200	DBS Group Holdings Ltd. (Singapore)(4)	$1,524,728	$1,674,968
2,675,800	Lloyds Banking Group PLC (Britain)(4)	1,273,283	1,437,968
		2,798,011	3,112,936

	Multi-Line Insurance — 2.3%
20,450	Arch Capital Group Ltd. (Bermuda)(2)	850,757	1,630,070

HEALTH SERVICES SECTOR — 2.1%
	Medical/Nursing Services — 2.1%
34,675	Fresenius Medical Care
	AG & Co. KGaA (Germany)(4)	2,411,047	1,490,747

HEALTH TECHNOLOGY SECTOR — 8.4%
	Medical Specialties — 4.6%
85,400	Koninklijke Philips N.V. (Netherlands)(2)(4)	2,943,500	1,703,923
128,100	Smith & Nephew PLC (Britain)(4)	2,341,850	1,589,804
		5,285,350	3,293,727

	Pharmaceuticals: Major — 3.8%
9,850	Roche Holding AG (Switzerland)(4)	3,300,124	2,689,061

INDUSTRIAL SERVICES SECTOR — 2.7%
	Contract Drilling — 2.7%
33,100	Schlumberger Ltd. (Curacao)	779,863	1,929,730

PROCESS INDUSTRIES SECTOR — 1.5%
	Chemicals: Specialty — 1.5%
26,700	NOF Corp. (Japan)(4)	1,338,788	1,065,910

PRODUCER MANUFACTURING SECTOR — 6.1%
	Building Products — 1.4%
77,000	Sanwa Holdings Corp. (Japan)(4)	930,849	1,021,952

	Electrical Products — 1.3%
46,700	Smiths Group PLC (Britain)(4)	770,934	919,434

	Industrial Conglomerates — 1.3%
19,650	Jardine Matheson Holdings Ltd. (Bermuda)(4)	1,279,665	910,611

	Trucks/Construction/Farm Machinery — 2.1%
66,500	Weir Group PLC (Britain)(4)	1,495,178	1,536,492

RETAIL TRADE SECTOR — 6.3%
	Discount Stores — 6.3%
627,700	B&M European Value
	Retail S.A. (Luxembourg)(4)	3,161,317	4,477,307

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund II – Currency Unhedged
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Cost	Value

LONG-TERM INVESTMENTS — 95.9%(1) (Continued)
COMMON STOCKS — 91.6%(1) (Continued)

TECHNOLOGY SERVICES SECTOR — 3.5%
	Packaged Software — 3.5%
19,500	SAP SE (Germany)(4)	$2,182,342	$2,524,120

TRANSPORTATION SECTOR — 1.6%
	Airlines — 1.6%
11,500	Ryanair Holdings PLC — SP-ADR (Ireland)(2)	1,145,439	1,117,915
	Total common stocks	59,728,075	65,204,017

PREFERRED STOCK — 4.3%(1)

ELECTRONIC TECHNOLOGY SECTOR — 4.3%
	Telecommunications Equipment — 4.3%
76,000	Samsung Electronics Co. Ltd. (South Korea)(4)	3,294,592	3,061,772
	Total preferred stock	3,294,592	3,061,772
	Total long-term investments	63,022,667	68,265,789

SHORT-TERM INVESTMENT — 3.8%(1)
	Money Market Fund — 3.8%
2,708,539	First American Treasury
	Obligations Fund, Cl X, 5.264%(3)	2,708,539	2,708,539
	Total short-term investment	2,708,539	2,708,539
	Total investments — 99.7%	$65,731,206	70,974,328
	Other assets, less liabilities — 0.3%(1)		214,083
	TOTAL NET ASSETS — 100.0%		$71,188,411

(1)	Percentages for the various classifications relate to total net assets.
(2)	Non-Income producing security.
(3)	The rate quoted is the annualized 7-day yield as of September 30, 2023.
(4)
Security does not trade during New York Stock Exchange hours, provided that certain foreign exchanges may trade during a portion of the New York Stock Exchange hours, and has been valued in accordance with the Funds pricing procedures discussed in Note 2(a) to the financial statements and has been classified as level 2. As of September 30, 2023 the aggregate value of these securities was $57,055,581.

PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund II – Currency Unhedged
INDUSTRY SECTORS as a percentage of net assets
as of September 30, 2023 (Unaudited)

CONCENTRATION BY COUNTRY based on domicile of issuer as
a percentage of long-term investments only
as of September 30, 2023 (Unaudited)

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2023

				FMI
	FMI	FMI	FMI	International
	Common Stock	Large Cap	International	Fund II – Currency
	Fund	Fund	Fund	Unhedged
ASSETS:
Investments in securities,
at value(1)	$1,424,100,914	$1,616,663,399	$3,880,279,876	$70,974,328
Restricted cash	—	—	11,370,000	—
Receivable from shareholders
for purchases	2,556,946	456,911	5,749,419	262
Dividends, interest and
other receivables	430,837	2,846,223	14,532,664	261,957
Receivable for
investments sold	39,406,557	—	8,108,295	143,882
Unrealized appreciation on
forward currency contracts	—	—	189,334,088	—
Prepaid expenses	62,232	45,855	110,865	8,102
Total assets	$1,466,557,486	$1,620,012,388	$4,109,485,207	$71,388,531

LIABILITIES:
Payable to brokers
for collateral received	$—	$—	$11,370,000	$—
Payable to brokers
for investments purchased	8,671,036	—	8,138,567	147,260
Payable to shareholders
for redemptions	549,188	724,561	1,799,479	970
Payable for foreign
currency transactions	—	—	8,491	151
Payable to adviser
for management fees	839,574	684,596	2,246,495	28,169
Unrealized depreciation on
forward currency contracts	—	—	48,342	—
Other liabilities	116,656	198,075	304,373	23,570
Total liabilities	10,176,454	1,607,232	23,915,747	200,120
Net assets	$1,456,381,032	$1,618,405,156	$4,085,569,460	$71,188,411

NET ASSETS:
Capital stock	$1,095,257,017	$1,133,260,769	$4,043,264,324	$70,152,721
Total distributable
earnings/(accumulated
deficit)	361,124,015	485,144,387	42,305,136	1,035,690
Net assets	$1,456,381,032	$1,618,405,156	$4,085,569,460	$71,188,411

The accompanying notes to financial statements are an integral part of these financial statements.

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2023

				FMI
	FMI	FMI	FMI	International
	Common Stock	Large Cap	International	Fund II – Currency
	Fund	Fund	Fund	Unhedged
CALCULATION OF NET
ASSET VALUE PER SHARE:
Investor Class Shares:
Net assets	$531,534,732	$919,253,206	$1,028,427,978	$—
Shares outstanding	16,976,454	62,890,388	32,234,766	—
Shares authorized
($0.0001 par value)	300,000,000	300,000,000	300,000,000	—
Net asset value, offering and
redemption price per share	$31.31	$14.62	$31.90	$—

Institutional Class Shares:
Net assets	$924,846,300	$699,151,950	$3,057,141,482	$71,188,411
Shares outstanding	29,480,599	47,919,958	95,449,957	3,648,096
Shares authorized
($0.0001 par value)	300,000,000	300,000,000	300,000,000	300,000,000
Net asset value, offering and
redemption price per share	$31.37	$14.59	$32.03	$19.51
(1) Identified cost of investments	$1,106,902,154	$1,269,469,706	$3,362,597,062	$65,731,206

The accompanying notes to financial statements are an integral part of these financial statements.

FMI Funds, Inc.
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2023

				FMI
	FMI	FMI	FMI	International
	Common Stock	Large Cap	International	Fund II – Currency
	Fund	Fund	Fund	Unhedged
INCOME:
Dividends(1)	$12,937,742	$25,501,242	$93,281,507	$1,623,031
Interest	3,635,631	1,039,539	6,915,799	133,554
Total income	16,573,373	26,540,781	100,197,306	1,756,585

EXPENSES:
Management fees	9,948,255	11,710,936	27,431,677	491,372
Shareholder servicing fees
(Investor Class)	511,706	1,376,063	1,374,084	—
Administration and
accounting services	282,911	394,312	773,029	32,526
Printing and postage expense	61,793	118,854	611,247	5,517
Transfer agent fees	73,268	80,148	104,649	18,413
Custodian fees	47,280	68,643	469,327	24,114
Registration fees	106,627	85,470	111,747	29,218
Board of Directors fees	72,500	72,500	72,500	72,500
Professional fees	41,245	45,278	48,647	39,986
Interest expense	—	41,306	—	—
Other expenses	89,125	122,608	233,533	36,433
Total expenses
before reimbursement	11,234,710	14,116,118	31,230,440	750,079
Less expenses
reimbursed by adviser	—	—	—	(159,934)
Net expenses	11,234,710	14,116,118	31,230,440	590,145
NET INVESTMENT INCOME	5,338,663	12,424,663	68,966,866	1,166,440

The accompanying notes to financial statements are an integral part of these financial statements.

FMI Funds, Inc.
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended September 30, 2023

				FMI
	FMI	FMI	FMI	International
	Common Stock	Large Cap	International	Fund II – Currency
	Fund	Fund	Fund	Unhedged
NET REALIZED GAIN (LOSS)
ON INVESTMENTS:
Securities	$49,844,575	$224,712,914	$(149,031,282)	$(3,289,024)
Forward currency contracts	—	—	(105,078,506)	—
Foreign currency transactions	—	—	37,955,057	(16,465)
NET REALIZED GAIN (LOSS)
ON INVESTMENTS	49,844,575	224,712,914	(216,154,731)	(3,305,489)
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
ON INVESTMENTS:
Securities	186,175,485	123,293,235	1,057,299,713	18,766,938
Forward currency contracts	—	—	(13,122,292)	—
Foreign currency transactions	—	—	565,706	34,949
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
ON INVESTMENTS	186,175,485	123,293,235	1,044,743,127	18,801,887
NET GAIN (LOSS)
ON INVESTMENTS	236,020,060	348,006,149	828,588,396	15,496,398
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS	$241,358,723	$360,430,812	$897,555,262	$16,662,838

(1) Net withholding taxes	$—	$(364,741)	$(6,643,388)	$(120,020)

The accompanying notes to financial statements are an integral part of these financial statements.

FMI Common Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2023 and 2022

	2023	2022
OPERATIONS:
Net investment income	$5,338,663	$1,609,589
Net realized gain (loss) on investments	49,844,575	69,318,084
Net change in unrealized appreciation/depreciation
on investments	186,175,485	(165,647,805)
Net increase (decrease) in net assets from operations	241,358,723	(94,720,132)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(24,761,425)	(49,540,457)
Institutional Class	(43,252,225)	(62,187,565)
Total distributions (Note 8)	(68,013,650)	(111,728,022)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 9)	336,093,353	213,119,547
TOTAL INCREASE (DECREASE)	509,438,426	6,671,393
NET ASSETS AT THE BEGINNING OF THE YEAR	946,942,606	940,271,213
NET ASSETS AT THE END OF THE YEAR	$1,456,381,032	$946,942,606
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 9)	11,064,838	7,123,584

The accompanying notes to financial statements are an integral part of these financial statements.

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2023 and 2022

	2023	2022
OPERATIONS:
Net investment income	$12,424,663	$19,154,954
Net realized gain (loss) on investments	224,712,914	435,120,201
Net change in unrealized appreciation/depreciation
on investments	123,293,235	(841,127,660)
Net increase (decrease) in net assets from operations	360,430,812	(386,852,505)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(195,562,163)	(220,026,036)
Institutional Class	(141,809,940)	(278,028,660)
Total distributions (Note 8)	(337,372,103)	(498,054,696)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 9)	(476,826,899)	(254,087,896)
TOTAL INCREASE (DECREASE)	(453,768,190)	(1,138,995,097)
NET ASSETS AT THE BEGINNING OF THE YEAR	2,072,173,346	3,211,168,443
NET ASSETS AT THE END OF THE YEAR	$1,618,405,156	$2,072,173,346
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 9)	(27,616,579)	(14,849,295)

The accompanying notes to financial statements are an integral part of these financial statements.

FMI International Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2023 and 2022

	2023	2022
OPERATIONS:
Net investment income	$68,966,866	$44,549,159
Net realized gain (loss) on investments	(216,154,731)	345,393,466
Net change in unrealized appreciation/depreciation
on investments	1,044,743,127	(996,553,440)
Net increase (decrease) in net assets from operations	897,555,262	(606,610,815)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(116,170,330)	(36,245,422)
Institutional Class	(331,682,134)	(85,786,033)
Total distributions (Note 8)	(447,852,464)	(122,031,455)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 9)	665,106,078	281,706,526
TOTAL INCREASE (DECREASE)	1,114,808,876	(446,935,744)
NET ASSETS AT THE BEGINNING OF THE YEAR	2,970,760,584	3,417,696,328
NET ASSETS AT THE END OF THE YEAR	$4,085,569,460	$2,970,760,584
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 9)	22,790,348	8,435,897

The accompanying notes to financial statements are an integral part of these financial statements

FMI International Fund II – Currency Unhedged
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2023 and 2022

	2023	2022
OPERATIONS:
Net investment income	$1,166,440	$896,687
Net realized gain (loss) on investments	(3,305,489)	(1,764,791)
Net change in unrealized appreciation/depreciation
on investments	18,801,887	(19,766,819)
Net increase (decrease) in net assets from operations	16,662,838	(20,634,923)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Institutional Class	(830,255)	(3,350,974)
Total distributions (Note 8)	(830,255)	(3,350,974)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 9)	6,370,101	974,406
TOTAL INCREASE (DECREASE)	22,202,684	(23,011,491)
NET ASSETS AT THE BEGINNING OF THE YEAR	48,985,727	71,997,218
NET ASSETS AT THE END OF THE YEAR	$71,188,411	$48,985,727
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 9)	336,674	(6,004)

The accompanying notes to financial statements are an integral part of these financial statements.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Investor Class

	Years Ended September 30,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$26.72	$33.23	$22.25	$26.39	$27.55
Income from investment operations:
Net investment income (loss)(1)	0.11	0.03	0.08	0.17	0.15
Net realized and unrealized
gain (loss) on investments	6.35	(2.57)	11.11	(3.02)	0.94
Total from investment operations	6.46	(2.54)	11.19	(2.85)	1.09
Less distributions:
Distributions from net investment income	(0.04)	(0.11)	(0.21)	(0.11)	(0.10)
Distributions from net realized gains	(1.83)	(3.86)	—	(1.18)	(2.15)
Total from distributions	(1.87)	(3.97)	(0.21)	(1.29)	(2.25)
Net asset value, end of year	$31.31	$26.72	$33.23	$22.25	$26.39
TOTAL RETURN	25.08%	(9.10%)	50.49%	(11.51%)	5.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	531,535	357,946	423,286	345,428	529,234
Ratio of expenses to average net assets	0.99%	1.00%	1.01%	1.02%	1.02%
Ratio of net investment income (loss)
to average net assets	0.35%	0.09%	0.28%	0.71%	0.59%
Portfolio turnover rate(2)	23%	36%	29%	32%	28%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of these financial statements.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Institutional Class

	Years Ended September 30,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$26.77	$33.29	$22.28	$26.42	$27.59
Income from investment operations:
Net investment income (loss)(1)	0.15	0.07	0.12	0.20	0.18
Net realized and unrealized
gain (loss) on investments	6.35	(2.58)	11.12	(3.02)	0.93
Total from investment operations	6.50	(2.51)	11.24	(2.82)	1.11
Less distributions:
Distributions from net investment income	(0.07)	(0.15)	(0.23)	(0.14)	(0.13)
Distributions from net realized gains	(1.83)	(3.86)	—	(1.18)	(2.15)
Total from distributions	(1.90)	(4.01)	(0.23)	(1.32)	(2.28)
Net asset value, end of year	$31.37	$26.77	$33.29	$22.28	$26.42
TOTAL RETURN	25.22%	(8.99%)	50.68%	(11.41%)	5.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	924,846	588,996	516,985	344,811	448,262
Ratio of expenses to average net assets	0.87%	0.89%	0.90%	0.90%	0.91%
Ratio of net investment income (loss)
to average net assets	0.48%	0.22%	0.39%	0.84%	0.71%
Portfolio turnover rate(2)	23%	36%	29%	32%	28%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of these financial statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Investor Class

	Years Ended September 30,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$14.98	$20.96	$18.81	$20.14	$22.85
Income from investment operations:
Net investment income (loss)(1)	0.09	0.11	0.15	0.18	0.25
Net realized and unrealized
gain (loss) on investments	2.64	(2.73)	4.25	0.03 (2)	0.55
Total from investment operations	2.73	(2.62)	4.40	0.21	0.80
Less distributions:
Distributions from net investment income	(0.11)	(0.16)	(0.30)	(0.17)	(0.28)
Distributions from net realized gains	(2.98)	(3.20)	(1.95)	(1.37)	(3.23)
Total from distributions	(3.09)	(3.36)	(2.25)	(1.54)	(3.51)
Net asset value, end of year	$14.62	$14.98	$20.96	$18.81	$20.14
TOTAL RETURN	19.95%	(15.86%)	24.48%	0.71%	5.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	919,253	1,001,682	1,422,451	1,475,504	2,337,118
Ratio of expenses to average net assets	0.84%	0.83%	0.82%	0.81%	0.82%
Ratio of net investment income (loss)
to average net assets	0.63%	0.60%	0.72%	0.99%	1.25%
Portfolio turnover rate(3)	14%	25%	17%	28%	20%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)
Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the year.

(3)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of these financial statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Institutional Class

	Years Ended September 30,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$14.96	$20.94	$18.80	$20.13	$22.85
Income from investment operations:
Net investment income (loss)(1)	0.11	0.14	0.18	0.21	0.25
Net realized and unrealized
gain (loss) on investments	2.63	(2.73)	4.24	0.02 (2)	0.58
Total from investment operations	2.74	(2.59)	4.42	0.23	0.83
Less distributions:
Distributions from net investment income	(0.13)	(0.19)	(0.33)	(0.19)	(0.32)
Distributions from net realized gains	(2.98)	(3.20)	(1.95)	(1.37)	(3.23)
Total from distributions	(3.11)	(3.39)	(2.28)	(1.56)	(3.55)
Net asset value, end of year	$14.59	$14.96	$20.94	$18.80	$20.13
TOTAL RETURN	20.07%	(15.73%)	24.63%	0.84%	5.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	699,152	1,070,491	1,788,717	1,924,284	2,652,783
Ratio of expenses to average net assets	0.71%	0.69%	0.68%	0.67%	0.68%
Ratio of net investment income (loss)
to average net assets	0.77%	0.73%	0.85%	1.13%	1.26%
Portfolio turnover rate(3)	14%	25%	17%	28%	20%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)
Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the year.

(3)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of these financial statements.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Investor Class

	Years Ended September 30,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$28.25	$35.36	$27.69	$31.89	$33.80
Income from investment operations:
Net investment income (loss)(1)	0.54	0.41	1.10	0.35	0.48
Net realized and unrealized
gain (loss) on investments	7.35	(6.29)	6.57	(3.40)	(0.26)
Total from investment operations	7.89	(5.88)	7.67	(3.05)	0.22
Less distributions:
Distributions from net investment income	(4.24)	(1.23)	—	(1.15)	(1.32)
Distributions from net realized gains	—	—	—	—	(0.81)
Total from distributions	(4.24)	(1.23)	—	(1.15)	(2.13)
Net asset value, end of year	$31.90	$28.25	$35.36	$27.69	$31.89
TOTAL RETURN	30.14%	(17.24%)	27.70%	(10.06%)	1.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	1,028,428	792,421	1,066,600	1,207,016	2,798,739
Ratio of expenses to average net assets	0.94%	0.94%	0.94%	0.91%	0.90%
Ratio of net investment income (loss)
to average net assets	1.73%	1.22%	3.29%	1.19%	1.55%
Portfolio turnover rate(2)	21%	20%	27%	23%	13%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of these financial statements.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Institutional Class

	Years Ended September 30,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$28.35	$35.46	$27.73	$31.93	$33.86
Income from investment operations:
Net investment income (loss)(1)	0.59	0.45	1.18	0.38	0.53
Net realized and unrealized
gain (loss) on investments	7.36	(6.29)	6.55	(3.39)	(0.27)
Total from investment operations	7.95	(5.84)	7.73	(3.01)	0.26
Less distributions:
Distributions from net investment income	(4.27)	(1.27)	—	(1.19)	(1.38)
Distributions from net realized gains	—	—	—	—	(0.81)
Total from distributions	(4.27)	(1.27)	—	(1.19)	(2.19)
Net asset value, end of year	$32.03	$28.35	$35.46	$27.73	$31.93
TOTAL RETURN	30.30%	(17.10%)	27.88%	(9.95%)	1.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	3,057,141	2,178,340	2,351,096	2,142,615	4,480,109
Ratio of expenses to average net assets	0.80%	0.81%	0.80%	0.77%	0.76%
Ratio of net investment income (loss)
to average net assets	1.88%	1.37%	3.48%	1.31%	1.69%
Portfolio turnover rate(2)	21%	20%	27%	23%	13%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of these financial statements.

FMI International Fund II – Currency Unhedged
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class

				For the
				Period from
				December 31,
				2019(1) to
	Years Ended September 30,			September 30,
	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$14.79	$21.70	$17.24	$20.00
Income from investment operations:
Net investment income (loss)(2)	0.34	0.26	0.77	0.13
Net realized and unrealized
gain (loss) on investments	4.63	(6.22)	3.87	(2.89)
Total from investment operations	4.97	(5.96)	4.64	(2.76)
Less distributions:
Distributions from net investment income	(0.25)	(0.66)	(0.18)	—
Distributions from net realized gains	—	(0.29)	—	—
Total from distributions	(0.25)	(0.95)	(0.18)	—
Net asset value, end of period	$19.51	$14.79	$21.70	$17.24
TOTAL RETURN	33.78%	(28.71%)	26.96%	(13.80	%)(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	71,188	48,986	71,997	47,555
Ratio of expenses to average net assets:
Before expense reimbursement	1.14%	1.15%	1.16%	1.43	%(4)
After expense reimbursement	0.90%	0.90%	0.90%	0.90	%(4)
Ratio of net investment income (loss)
to average net assets
Before expense reimbursement	1.54%	1.07%	3.35%	0.49	%(4)
After expense reimbursement	1.78%	1.32%	3.61%	1.02	%(4)
Portfolio turnover rate	21%	27%	31%	15	%(3)

(1)	Inception date.
(2)	Net investment income (loss) per share was calculated using average shares outstanding.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes to financial statements are an integral part of these financial statements.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

(1)	Organization —

The following is a summary of significant accounting policies of the FMI Common Stock Fund, the FMI Large Cap Fund, the FMI International Fund, and the FMI International Fund II – Currency Unhedged (collectively, the “Funds” or, individually, a “Fund”). The FMI Common Stock Fund (the “Common Stock Fund”), the FMI Large Cap Fund (the “Large Cap Fund”), the FMI International Fund (the “International Fund”), and the FMI International Fund II – Currency Unhedged (the “International Currency Unhedged Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The Predecessor Common Stock Fund commenced operations on December 18, 1981. The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. As the accounting survivor of the reorganization, the Common Stock Fund adopted the Financial Statements of the Predecessor Common Stock Fund. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981. The Large Cap Fund commenced operations on December 31, 2001, and the International Fund commenced operations on December 31, 2010. The International Currency Unhedged Fund commenced operations on December 31, 2019.

Effective October 31, 2016, the Common Stock Fund, Large Cap Fund, and International Fund offer two classes of shares (Investor and Institutional). The International Currency Unhedged Fund currently only offers Institutional Class shares. The Institutional Class has the same management fee as the Investor Class and does not have a shareholder servicing plan. A higher investment minimum is required for the Institutional Class than the Investor Class. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The Company’s Board of Directors (the “Board”) may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such Class proportionately (after any applicable base fee to be paid by a class of shares of a Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.

The Funds are diversified, open-end management investment companies under the Investment Company Act of 1940 (the “1940 Act”), as amended. The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and financial reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Financial Services – Investment Companies” Topic 946 (“ASC 946”). The assets and liabilities of each Fund in the Company are segregated, and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small- to medium capitalization value stocks. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(1)	Organization — (Continued)

The investment objective of the International Fund and International Currency Unhedged Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies.

(2)	Summary of Significant Accounting Policies and Other Information —

(a)
The Funds apply the provisions of the FASB Accounting Standards Codification “Fair Value Measurement” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

Each security is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter, including U.S. Treasury securities are valued at the close price, if not close, then at the latest bid price. Money market funds are valued at net asset value per share. Bank deposits are valued at acquisition cost which approximates fair value. Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For the International Fund and International Currency Unhedged Fund only, options purchased or written by each of the Funds are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser as the Board appointed valuation designee, in accordance with procedures approved by the Board. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. The foreign markets in which the International Fund and International Currency Unhedged Fund may invest are sometimes open on days when the New York Stock Exchange is not open, and the International Fund and International Currency Unhedged Fund do not calculate their net asset value. For securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The investment adviser utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund and the International Currency Unhedged Fund. As of September 30, 2023, there were no securities that were internally fair valued.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

Level 2 —	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 —	Unobservable inputs for the asset or liability.

The following table summarizes the Funds’ investments as of September 30, 2023, based on the inputs used to value them:

		Common Stock Fund	Large Cap Fund
		Investments	Investments
Valuations		in Securities	in Securities
Assets:
Level 1 —	Common Stocks(1)	$1,379,669,226	$1,590,082,430
	Money Market Fund	44,431,688	26,580,969
	Total Level 1	1,424,100,914	1,616,663,399
Level 2 —	Common Stocks(1)	—	—
	Preferred Stocks(1)	—	—
	Forward Currency Contracts	—	—
	Total Level 2	—	—
Level 3 —	None	—	—
Total Assets		1,424,100,914	1,616,663,399
Liabilities:
Level 2 —	Forward Currency Contracts	—	—
Total		$1,424,100,914	$1,616,663,399

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

		International
		International	International	Currency
		Fund	Fund	Unhedged Fund
		Investments	Other Financial	Investments
Valuations		in Securities	Instruments(2)	in Securities
Assets:
Level 1 —	Common Stocks(1)	$626,979,350	$—	$11,210,208
	Money Market Fund	111,310,355	—	2,708,539
	Bank Deposit Account	144,349	—	—
	Total Level 1	738,434,054	—	13,918,747
Level 2 —	Common Stocks(1)	2,973,851,244	—	53,993,809
	Preferred Stocks(1)	167,994,578	—	3,061,772
	Forward Currency Contracts	—	189,334,088	—
	Total Level 2	3,141,845,822	189,334,088	57,055,581
Level 3 —	None	—	—	—
Total Assets		3,880,279,876	189,334,088	70,974,328
Liabilities:
Level 2 —	Forward Currency Contracts	—	(48,342)	—
Total		$3,880,279,876	$189,285,746	$70,974,328

(1)	See the Schedules of Investments for investments detailed by industry classifications.
(2)	Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis. For financial reporting purposes, investment transactions are recorded on the trade date.

(c)
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective date of such transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Funds record the amortization and accretion of premiums and discounts on securities purchased using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

(e)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. The International Currency Unhedged Fund normally does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar and will generally not be exposed to currency fluctuations. However, the investment adviser reserves the right to temporarily hedge all or a portion of the International Currency Unhedged Fund’s currency exposure. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The International Fund and International Currency Unhedged Fund have made an election under Section 988 of the Internal Revenue Code of 1986, as amended (the “Code”), which provides special rules for certain transactions in foreign currency other than the taxpayer’s functional currency (i.e. unless certain special rules apply, currencies other than the U.S. dollar). Certain section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as net capital gain, rather than increasing or decreasing the amount of a Fund’s ordinary income. On a quarterly average there were seven forward currency contracts with an average quarterly value of $2,740,718,267 outstanding during the year ended September 30, 2023. These contracts are not subject to master netting agreements. For Non-Deliverable Forward Currency Contracts (“Contract”), the International Fund posts collateral, in the form of cash or cash equivalents, to a segregated account at the custodian when the Contract is in an unrealized loss position. When the Contract is in an unrealized gain position, the counterparty posts collateral to a segregated account at the custodian.

The fair value of the forward currency contracts as of September 30, 2023, is included in the following location on the Statements of Assets and Liabilities for the International Fund:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Unrealized	$189,334,088	Unrealized	$48,342
contracts	appreciation on		depreciation on
	forward currency		forward currency
	contracts		contracts

Realized and unrealized gains and losses on forward currency contracts entered into during the year ended September 30, 2023, are recorded in the following location on the Statements of Operations for the International Fund:

		Realized		Unrealized
	Location	Gain (Loss)	Location	Depreciation
Forward currency	Net realized	$(105,078,506)	Net change in	$(13,122,292)
contracts	gain (loss) on		unrealized appreciation/
	forward currency		(depreciation) on
	contracts		forward currency
contracts

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized on the Statements of Assets and Liabilities for the International Fund. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Funds may own certain securities that are restricted. Restricted securities include Section 4(a)(2) commercial paper or securities issued in a private placement. The Funds did not hold any restricted securities as of September 30, 2023.

(h)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Code, applicable to regulated investment companies.

(i)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Funds and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2023, open Federal tax years include the prior four fiscal tax years ended September 30, 2023. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts. These differences are caused primarily by differences in the treatment of certain components of income or realized capital gain for federal income tax purposes. Each Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. These reclassifications have no effect on net assets, results of operations or net asset value per share. During the fiscal year ended September 30, 2023, the reclassifications were as follows:

	Total Distributable Earnings/
	(Accumulated Deficit)	Capital Stock
Common Stock Fund	$(4,176,459)	$4,176,459
Large Cap Fund	$(92,925,029)	$92,925,029
International Fund	$—	$—
International Currency Unhedged Fund	$—	$—

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

(k)	Net investment income and net realized gains, if any, are distributed to shareholders at least annually. Distributions to shareholders are recorded on the ex-dividend date.

(l)	Common Company expenses are typically allocated evenly between the Funds of the Company, or by other equitable means.

(m)
In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

(3)	Investment Adviser and Advisory Agreement and Transactions With Related Parties —

The Funds each have an investment advisory agreement with Fiduciary Management, Inc. (“FMI” or the “Adviser”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.

Under the terms of the current advisory agreement for the International Currency Unhedged Fund, effective as of December 31, 2019, the Adviser is entitled to receive a fee. The fee is computed daily and payable at the end of each month. The following annual percentages of the International Currency Unhedged Fund’s average daily net assets are used:

•	0.75% of the assets from $0 – $2.5 billion; 0.70% of the assets from $2.5 – $5.0 billion; 0.65% of the assets from $5.0 – $10.0 billion; and 0.60% of the assets over $10.0 billion.

Under the terms of the current advisory agreements for the Common Stock Fund, Large Cap Fund and International Fund, effective as of January 1, 2019, the Adviser is entitled to receive a fee. The fee is computed daily and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

•	Common Stock Fund: 0.85% of the assets from $0 – $500 million; 0.80% of the assets from $500 million – $1.0 billion; 0.75% of the assets over $1.0 billion.

•	Large Cap Fund: 0.65% of the assets from $0 – $2.5 billion; 0.60% of the assets from $2.5 – $5.0 billion; and 0.55% of the assets over $5.0 billion.

•	International Fund: 0.75% of the assets from $0 – $2.5 billion; 0.70% of the assets from $2.5 – $5.0 billion; 0.65% of the assets from $5.0 – $10.0 billion; and 0.60% of the assets over $10.0 billion.

The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective advisory agreement or operating expenses limitation agreements, FMI will reimburse the Funds for expenses (excluding federal, state and local taxes, interest, brokerage commissions and extraordinary items) as follows:

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(3)	Investment Adviser and Advisory Agreement and Transactions With Related Parties —
(Continued)

	Investor Class	Institutional Class
	Expense Cap	Expense Cap
Common Stock Fund	1.30%	1.20%
Large Cap Fund	1.20%	1.10%
International Fund	1.75%	1.65%
International Currency Unhedged Fund	1.75%	1.65%

For the year ended September 30, 2023, there were no contractual or voluntary reimbursements required for the Common Stock Fund, Large Cap Fund or International Fund. For the year ended September 30, 2023, for the International Currency Unhedged Fund, there is no contractual reimbursement and the voluntary reimbursement is $159,934. The voluntary 0.90% expense cap/reimbursement agreement for the International Currency Unhedged Fund will continue in effect until January 31, 2024, with successive renewal terms of one year unless terminated by the Adviser prior to any such renewal. The Adviser is entitled to recoup such amounts for a one-year period from the date the Adviser reduced its compensation and/or assumed expenses for the International Currency Unhedged Fund. The Adviser does not intend to recoup this $159,934.

The Large Cap Fund, the International Fund and the International Currency Unhedged Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Each Plan, if implemented, provides that the applicable Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan would be paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ended September 30, 2023, no such expenses were charged to the shareholders of any Fund as the Funds had not implemented the Plan.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Adviser) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At September 30, 2023, no person is deemed to “control” a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s Investor Class and Institutional Class shares, on a combined basis, or who acknowledges the existence of control.

(4)	Investments in Affiliated Issuers —

An issuer in which a Fund’s holdings represent 5% or more of the outstanding voting securities of an issuer is an “affiliated” issuer as defined in the 1940 Act. For the year ended September 30, 2023, there were no Funds with an investment in a security of an affiliated issuer.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(5)	Shareholder Servicing Plan —

The Funds have adopted a Shareholder Servicing Plan pursuant to which Investor Class shares, (if available), may pay financial intermediaries for assets maintained in an omnibus account at an annual rate of up to 0.15% of the average daily net assets of such Fund, or an annual per account rate approved by the Board. The Board may also authorize the Funds to pay for shareholder services outside of the plan.

For the year ended September 30, 2023, shareholder servicing fees incurred are disclosed on the Statements of Operations.

(6)	Loan Agreements —

U.S. Bank, N.A. (the “Bank”) has made available to the Company a $600,000,000 umbrella credit facility, pursuant to the loan agreement (the “Agreement”) effective May 26, 2023 for the FMI Funds, Inc. (consisting of Common Stock Fund, Large Cap Fund, International Fund and International Currency Unhedged Fund), for the purposes of having cash available to satisfy redemption requests and is subject to certain restrictions and covenants. For the period October 1, 2022 through May 25, 2023, the umbrella credit facility was $600,000,000. Principal is due not more than 45 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the Bank’s current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the borrowing Fund. The Agreement is subject to renewal on May 25, 2024. During the year ended September 30, 2023, the Large Cap Fund is the only Fund that borrowed against the loan agreement, at an interest rate in the range of 5.25% – 6.50%, as follows:

	Amount
	Average	Outstanding as of	Interest	Maximum	Maximum
	Borrowings	September 30, 2023	Expense	Borrowing	Borrowing Date
Large Cap Fund	$738,795	$ —	$41,306	$182,055,000	10/05/2022

(7)	Investment Transactions —

For the year ended September 30, 2023, purchases and sales of investment securities (excluding short-term investments) were as follows:

				International
				Currency
	Common Stock Fund	Large Cap Fund	International Fund	Unhedged Fund
Purchases	$522,221,435	$244,483,946	$979,421,172	$19,498,040
Sales	265,853,901	1,053,511,757	724,869,680	13,213,829

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(8)	Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2023:

				Net Unrealized
		Gross	Gross	Appreciation
	Cost of	Unrealized	Unrealized	(Depreciation)
	Investments	Appreciation(1)	Depreciation(1)	on Investments(1)
Common Stock Fund	$1,107,254,595	$ 362,076,969	$(45,230,650)	$316,846,319
Large Cap Fund	1,283,827,414	453,517,766	(120,681,781)	332,835,985
International Fund	3,384,441,170	1,204,450,263	(705,843,165)	498,607,098
International Currency
Unhedged Fund	66,574,710	11,429,445	(7,035,440)	4,394,005

(1)	Represents amounts of investments in securities, forward currency contracts and foreign currency transactions.

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. The International Fund is the only Fund with temporary mark to market differences. The components of accumulated earnings (deficit) on a tax-basis are as follows:

					Total
	Net				Distributable
	Unrealized	Undistributed	Undistributed	Other	Earnings/
	Appreciation	Ordinary	Long-Term	Accumulated	(Accumulated
	(Depreciation)	Income	Capital Gains	(Deficit)	Deficit)
Common Stock Fund	$316,846,319	$23,805,718	$20,471,978	$—	$361,124,015
Large Cap Fund	332,835,985	12,424,663	139,883,739	—	485,144,387
International Fund	498,607,098	—	—	(456,301,962)	42,305,136
International Currency
Unhedged Fund	4,394,005	1,004,104	—	(4,362,419)	1,035,690

The International Fund and International Currency Unhedged Fund utilized $52,750,194 and $196,557, respectively, of prior year short-term capital loss carryovers.

The other accumulated deficit above includes $119,190,880 of late-year losses for the International Fund only. For the International Fund and International Currency Unhedged Fund all capital loss carryovers may be used indefinitely to offset future gains as follows:

	Short-Term Capital	Long-Term Capital	Total Capital
	Loss Carryovers	Loss Carryovers	Loss Carryovers
International Fund	$—	$337,111,082	$337,111,082
International Currency
Unhedged Fund	321,399	4,041,020	4,362,419

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(8)	Income Tax Information — (Continued)

The tax components of dividends paid during the years ended September 30, 2023 and 2022 are as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions*	Distributions	Distributions*	Distributions
Common Stock Fund	$3,566,548	$64,447,102	$3,572,626	$108,155,396
Large Cap Fund	13,332,676	324,039,427	49,296,828	448,757,868
International Fund	447,852,464	—	122,031,455	—
International Fund
Currency Unhedged	830,255	—	2,556,915	794,059

*	For federal income tax purposes, distributions on short-term capital gains are treated as ordinary income distributions.

(9)	Fund Share Transactions —

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
Common Stock Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	6,228,283	$192,408,466	1,136,942	$34,957,499
Institutional Class	10,041,791	308,599,109	7,467,492	223,727,902
Reinvestment of dividends
and distributions
Investor Class	862,363	24,146,161	1,606,701	48,811,581
Institutional Class	1,527,952	42,813,205	2,016,282	61,315,144
Redemptions
Investor Class	(3,508,032)	(106,952,699)	(2,088,297)	(64,365,803)
Institutional Class	(4,087,519)	(124,920,889)	(3,015,536)	(91,326,776)
Total Investor Class	3,582,614	109,601,928	655,346	19,403,277
Total Institutional Class	7,482,224	226,491,425	6,468,238	193,716,270
Net increase (decrease)	11,064,838	$336,093,353	7,123,584	$213,119,547

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
Large Cap Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	2,705,696	$40,863,349	4,339,661	$78,378,013
Institutional Class	9,390,128	136,250,495	9,846,281	180,623,327
Reinvestment of dividends
and distributions
Investor Class	14,439,158	194,784,241	11,559,346	219,049,619
Institutional Class	10,425,358	140,221,056	14,610,684	276,141,925
Redemptions
Investor Class	(21,119,009)	(314,911,197)	(16,894,122)	(310,952,388)
Institutional Class	(43,457,910)	(674,034,843)	(38,311,145)	(697,328,392)
Total Investor Class	(3,974,155)	(79,263,607)	(995,115)	(13,524,756)
Total Institutional Class	(23,642,424)	(397,563,292)	(13,854,180)	(240,563,140)
Net increase (decrease)	(27,616,579)	$(476,826,899)	(14,849,295)	$(254,087,896)

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(9)	Fund Share Transactions — (Continued)

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
International Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	6,361,817	$199,563,117	2,361,842	$78,578,721
Institutional Class	25,248,383	784,774,621	21,475,543	710,562,881
Reinvestment of dividends
and distributions
Investor Class	4,125,604	114,691,779	1,044,980	35,895,075
Institutional Class	11,174,269	311,538,626	2,269,865	78,151,463
Redemptions
Investor Class	(6,298,493)	(193,666,671)	(5,523,380)	(183,656,096)
Institutional Class	(17,821,232)	(551,795,394)	(13,192,953)	(437,825,518)
Total Investor Class	4,188,928	120,588,225	(2,116,558)	(69,182,300)
Total Institutional Class	18,601,420	544,517,853	10,552,455	350,888,826
Net increase (decrease)	22,790,348	$665,106,078	8,435,897	$281,706,526

	Year Ended		Year Ended
International Currency	September 30, 2023		September 30, 2022
Unhedged Fund	Shares	Amount	Shares	Amount
Sales
Institutional Class	520,897	$9,997,541	759,339	$14,921,914
Reinvestment of dividends
and distributions
Institutional Class	47,688	830,255	152,788	3,152,021
Redemptions
Institutional Class	(231,911)	(4,457,695)	(918,131)	(17,099,529)
Total Institutional Class	336,674	6,370,101	(6,004)	974,406
Net increase (decrease)	336,674	$6,370,101	(6,004)	$974,406

(10)	Subsequent Events —

On September 22, 2023, the Board approved the year-end distributions for the Funds. Cash dividends in the aggregate amounts equal to each of the Fund’s net Investment Income and short-term capital gains, if any, which will be treated as ordinary income, and long-term capital gains, to be payable on December 15, 2023, to outstanding shares of record at the close of business on December 14, 2023.

FMI Funds, Inc.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of forward currency contracts for FMI International Fund and the schedules of investments, of FMI Funds, Inc. comprising the funds listed below (the “Funds”) as of September 30, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of
Fund Name	Operations	Changes in Net Assets	Financial Highlights
FMI Common Stock Fund,	For the year	For the years ended	For the years ended 2023, 2022, 2021,
FMI Large Cap Fund, and	ended 2023	2023 and 2022	2020, and 2019
FMI International Fund
FMI International Fund II –	For the year	For the years ended	For the years ended 2023, 2022, and 2021
Currency Unhedged	ended 2023	2023 and 2022	and for the period from December 31,
2019 (commencement of operations)
through September 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 14, 2023

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023, through September 30, 2023.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with a Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited) (Continued)

	FMI	FMI	FMI	FMI International
	Common	Large Cap	International	Fund II – Currency
	Stock Fund	Fund	Fund	Unhedged
Investor Class
Actual Beginning
Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$—
Actual Ending
Account Value 9/30/23	$1,036.70	$1,029.60	$1,039.40	$—
Actual Expenses Paid
During Period(1) 4/1/23-9/30/23	$5.05	$4.22	$4.81	$—
Hypothetical Beginning
Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$—
Hypothetical Ending
Account Value 9/30/23	$1,020.10	$1,020.91	$1,020.36	$—
Hypothetical Expenses Paid
During Period(1) 4/1/23-9/30/23	$5.01	$4.20	$4.76	$—
Annualized Expense Ratio(1)	0.99%	0.83%	0.94%	—
Institutional Class
Actual Beginning
Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Actual Ending
Account Value 9/30/23	$1,037.30	$1,029.60	$1,040.30	$1,006.70
Actual Expenses Paid
During Period(1) 4/1/23-9/30/23	$4.39	$3.51	$4.09	$4.53
Hypothetical Beginning
Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 9/30/23	$1,020.76	$1,021.61	$1,021.06	$1,020.56
Hypothetical Expenses Paid
During Period(1) 4/1/23-9/30/23	$4.36	$3.50	$4.05	$4.56
Annualized Expense Ratio(1)	0.86%	0.69%	0.80%	0.90%

(1)
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2023, and September 30, 2023).

FMI Funds, Inc.
DIRECTORS AND OFFICERS (Unaudited)

		Term of	Principal
	Positions	Office and	Occupation(s)	Other
Name, Age	Held with	Length of	During Past	Directorships Held by
and Address*^	the Funds	Time Served	Five Years	Director or Officer
Non-Interested Directors
Robert C.	Director	Indefinite	Mr. Arzbaecher retired as	CF Industries
Arzbaecher, 63		Term Since	Chairman and Chief	Holdings, Inc.
		2007	Executive Officer of
Actuant Corporation
(Menomonee Falls, WI)
in March 2016.

Lawrence J. Burnett, 65	Director	Indefinite	Mr. Burnett is a shareholder	None
		Term Since	and employee of Reinhart
		2016	Boerner Van Deuren s.c.
(Milwaukee, WI), a law firm
since 1982.

Rebecca W. House, 50	Director	Indefinite	Ms. House is Chief People	Marvell
		Term Since	and Legal Officer and	Technology, Inc.
		2017	Corporate Secretary at
Rockwell Automation, Inc.,
an industrial automation
company, since July 2020,
and was previously General
Counsel and Secretary since
January 2017.

Paul S. Shain, 60	Director	Indefinite	Mr. Shain is President and	None
		Term Since	Chief Executive Officer
		2001	of Singlewire Software,
LLC (Madison, WI), a
provider of IP-based
paging and emergency
notification systems,
since April 2009.

Robert J. Venable, 59	Director	Indefinite	Mr. Venable is President and	None
		Term Since	Chief Executive Officer
		2016	of Miami Corporation
Management, LLC
(Chicago, IL), a family
office and family holding
company, since January 2023,
and was previously President
and Chief Operating Officer
of Charter Manufacturing
(Mequon, WI), since
July 2013.

FMI Funds, Inc.
DIRECTORS AND OFFICERS (Unaudited) (Continued)

		Term of	Principal
	Positions	Office and	Occupation(s)	Other
Name, Age	Held with	Length of	During Past	Directorships Held by
and Address*^	the Funds	Time Served	Five Years	Director or Officer
Interested Directors
Jonathan T. Bloom,** 42	Director	Indefinite	Mr. Bloom is Co-Chief	None
		Term since	Investment Officer
		2023	of Fiduciary Management,
	Vice	One Year	Inc. and has been
	President	term since	employed by the Adviser
		2023	in various capacities
Since March 2010.

John S. Brandser,** 61	Director	Indefinite	Mr. Brandser is President,	None
		Term Since	Secretary and Chief
		2013	Executive Officer
	President	One Year	of Fiduciary Management,
	and	Term Since	Inc. and has been
	Treasurer	2017	employed by the Adviser
		One Year	in various capacities
		Term Since	since March 1995.
2017

Patrick J. English,** 62	Director	Indefinite	Mr. English is Executive	None
		Term Since	Chairman, Co-Chief
		2001	Investment Officer
	Vice	One Year	and Treasurer of Fiduciary
	President	Term Since	Management, Inc. and has
	and	2001	been employed by the
	Secretary	One Year	Adviser in various capacities
		Term Since	since December 1986.
2017

Other Officer
Ryan J. Ladwig, 36	Chief	At the	Mr. Ladwig is Chief	None
	Compli-	Discretion of	Compliance Officer of the
	ance	Board since	Funds since November 2021
	Officer	2021	and was previously a
Compliance & Operations
Officer of the Adviser since
December 2017.
__________
*	The address of each Director and Officer is c/o Fiduciary Management, Inc., 790 North Water Street, Suite 2100, Milwaukee, WI 53202.
**	Messrs. Bloom, Brandser and English are interested directors of the Funds because they are officers of the Funds and/or affiliated persons of the Adviser.
^	Each Non-Interested and Interested Director oversees each of the four Funds in the complex.

FMI Funds, Inc.
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

On June 23, 2023 the Directors of FMI Funds, Inc., and its series the FMI Common Stock Fund, FMI Large Cap Fund, FMI International Fund and FMI International Fund II – Currency Unhedged (collectively, the “Funds”), reviewed and considered a written report prepared by the program administrator of the Funds’ Liquidity Risk Management Program (the “Program”), the Funds’ Trading Practices Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation. In considering the report, the Directors noted that the Program Administrator has determined that all of the Funds primarily hold assets that are highly liquid investments, and thus may rely on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors in the Funds. Following this review and discussion, the Directors determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and is operating as intended.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited)

Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Securities named in the Letter to Shareholders, but not listed in the Statement of Net Assets are not held in the Funds as of the date of this disclosure. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus.

As of the Funds’ Prospectus dated January 31, 2023, the annual operating expense ratios for the Investor Class of FMI Common Stock Fund, FMI Large Cap Fund and FMI International Fund are: 1.00%, 0.84% and 0.94%, respectively. The annual operating expense ratios for the Institutional Class of FMI Common Stock Fund, FMI Large Cap Fund, FMI International Fund and FMI International Fund II – Currency Unhedged are: 0.89%, 0.70%, 0.81% and 0.90%*, respectively.

*
Note that the annual operating expenses for the Institutional Class of FMI International Fund II – Currency Unhedged are 1.15% before the investment adviser’s voluntary reimbursement such that annual fund operating expenses do not exceed 0.90%, which will continue at least through January 31, 2024.

Risks associated with investing in the Funds are as follows:

FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Liquidity Risk, and Tax Law Change Risk.

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risks, Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Liquidity Risk, and Tax Law Change Risk.

FMI International Fund: Stock Market Risk, Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk, Large Capitalization Companies Risk, Liquidity Risk, and Tax Law Change Risk.

FMI International Fund II – Currency Unhedged: Stock Market Risk, Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Large Capitalization Companies Risk, Liquidity Risk, and Tax Law Change Risk.

For details regarding these risks, please refer to the Funds’ Summary or Statutory Prospectuses dated January 31, 2023.

The Standard and Poor’s 500 Index (S&P 500) consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

The Standard and Poors 500 Equal Weight Index (EWI) is the equal-weight version of the widely-used S&P 500. The index includes the same constituents as the capitalization weighted S&P 500, but each company in the S&P 500 EWI is allocated a fixed weight – or 0.2% of the index total at each quarterly rebalance.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

The iShares Russell 1000 Value ETF seeks to track investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics. Performance is compared to the iShares Russell 1000 Value ETF for illustrative purposes only. The metrics regarding the comparative ETF have been obtained from Bloomberg and the returns are calculated assuming all dividends are reinvested. The ETF is not subject to the same fees or expenses as the Fund. The Fund is not restricted to investing in those securities which comprise the ETF. The Fund’s performance may or may not correlate to the ETF, and it should not be considered a proxy for the ETF.

The Russell 1000 Growth Index seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Value Index includes equities that exhibit value characteristics and the Russell 2000 Growth Index includes equities that exhibit growth characteristics.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Index results are inclusive of dividends and net of foreign withholding taxes. The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI EAFE Index and MSCI EAFE Value Index are calculated in local currency (LOC) as well as in U.S. Dollars (USD). The concept of a LOC calculation excludes the impact of currency fluctuations. All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator. As a consequence, the FX factor drops out of the equation. The USD calculation includes exchange rates at t and t-1. Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

MSCI EAFE is a service mark of MSCI Barra.

All indices are unmanaged. These indices are used herein for comparative purposes in accordance with the Securities and Exchange Commission regulations. It is not possible to invest directly into an index.

GLOSSARY

Cost of Capital is a company’s calculation of the minimum return that would be necessary in order to justify undertaking a capital budgeting project. Investors may also use the term to refer to an evaluation of an investment’s potential return in relation to its costs and risks.

EBIT – Earnings Before Interest and Taxes is calculated as revenue minus expenses excluding tax and interest. EBIT is also called operating earnings, operating profit, and profit before interest and taxes and indicates a company’s profitability.

EPS – Earnings Per Share is calculated as a company’s profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company’s profitability. It is common for a company to report EPS that is adjusted for extraordinary items and potential share dilution. The higher a company’s EPS, the more profitable it is considered to be.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

Free Cash Flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet.

GDP – Gross Domestic Product is the monetary value of all finished goods and services produced within a country’s borders in a specific time period.

P/E ratio – Price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings. The trailing P/E ratio is calculated by dividing the current share price by per-share earnings over the previous 12 months and the forward P/E ratio estimates likely per-share earnings over the next 12 months.

ROC – Return on Capital is a financial ratio that can be used to assess a company’s profitability and capital efficiency. In other words, this ratio can help to understand how well a company is generating profits from its capital.

Standard Deviation is a basic mathematical concept that measures volatility in the market or the average amount by which individual data points differ from the mean. Simply put, standard deviation helps determine the spread of asset prices from their average price.

US Buffett Indicator Ratio, also known as the Stock Market Capitalization-GDP- Ratio, is a ratio used to determine whether an overall market is undervalued or overvalued compared to a historical average. The ratio can be used to focus on specific markets, such as the U.S. market, or it can be applied to the global market, depending on what values are used in the calculation. It is calculated by dividing the stock market cap by gross domestic product (GDP).

Reference definitions found at Investopedia.com

Distributed by Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

FMI Funds, Inc.
ADDITIONAL INFORMATION (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please review the Statement of Additional Information. You may call (800) 811-5311 and request a Statement of Additional Information, and it will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ended June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year as exhibits to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website provided above.

TAX NOTICE (Unaudited)

For corporate shareholders of the Common Stock Fund, the Large Cap Fund, the International Fund, and the International Currency Unhedged Fund, the percentage of dividend income distributed for the year ended September 30, 2023 that is designated as qualifying for the dividends received deduction is 57.59%, 100%, 0%, and 0%, respectively. The International Fund and the International Currency Unhedged Fund intend to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. For the year ended September 30, 2023, only the International Fund and International Currency Unhedged Fund had foreign source income of $99,924,895 and $1,742,853, respectively and foreign tax expense of $6,643,388 and $120,020, respectively. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. For all shareholders of the Common Stock Fund, the Large Cap Fund, the International Fund, and the International Currency Unhedged Fund, the percentage of dividend income distributed for the September 30, 2023 that is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 59.43%, 100%, 13.40%, and 100%, respectively. For all shareholders of the Common Stock Fund, the Large Cap Fund, the International Fund, and the International Currency Unhedged Fund, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) is 37.67%, 0%, 0%, and 0%, respectively.

FMI Funds, Inc.
NOTICE OF PRIVACY POLICY (Unaudited)

Protecting the privacy of our shareholders is important to us. This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. Since we have adopted policies and procedures to ensure we only share information required for our normal business operations, we do not provide a means for opting out of this limited sharing of your information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. In the event that you hold shares of any Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS (Unaudited)

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Funds. If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

FMI Common Stock Fund	FMI Large Cap Fund	FMI International Fund	FMI International Fund II –
Currency Unhedged

790 North Water Street, Suite 2100
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
ROBERT C. ARZBAECHER	PATRICK J. ENGLISH
JONATHAN T. BLOOM	REBECCA W. HOUSE
JOHN S. BRANDSER	PAUL S. SHAIN
LAWRENCE J. BURNETT	ROBERT J. VENABLE

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
790 North Water Street, Suite 2100
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
Milwaukee, Wisconsin	COHEN & COMPANY, LTD.
Milwaukee, Wisconsin

DISTRIBUTOR	LEGAL COUNSEL
FORESIDE FINANCIAL SERVICES, LLC	FOLEY & LARDNER LLP
Portland, Maine	Milwaukee, Wisconsin

FMI Funds, Inc.

1-800-811-5311
www.fmifunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Robert C. Arzbaecher, a member of its audit committee, is an audit committee financial expert.  Mr. Arzbaecher is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$75,000 (FY 2023) and $70,000 (FY 2022) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Fees

$20,000 (FY 2023) and $20,000 (FY 2022) are the aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

(e) (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e) (2) None.

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser.

(i) Not applicable, as the registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) Not applicable, as the registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    FMI Funds, Inc.

By           /s/John S. Brandser
John S. Brandser, President/Principal Executive Officer

Date       November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/John S. Brandser
John S. Brandser, President/Principal Executive Officer

Date       November 21, 2023

By           /s/John S. Brandser
John S. Brandser, Treasurer/Principal Financial Officer

Date       November 21, 2023